UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Aperture New World Opportunities Fund

Aperture Endeavour Equity Fund

Aperture Discover Equity Fund

Aperture International Equity Fund

Annual Report

December 31, 2021

Investment Adviser:

Aperture Investors, LLC

TABLE OF CONTENTS

Management’s Discussion and Analysis of Fund Performance	1

Report of Independent Registered Accounting Firm	119

Disclosure of Fund Expenses	122

Trustees and Officers Table	124

Approval of Investment Advisory Agreement	132

Notice to Shareholders	136

The Funds file their complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Form N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec. gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, will be available after August 30 (i) without charge, upon request, by calling 1-888-514-7557; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

SHAREHOLDER LETTERS (Unaudited)

Dear Shareholder,

The Aperture New World Opportunities Fund (“the Fund”) (Ticker: ANWOX) finished 2021 with a return of -3.59% net of fees, underperforming its benchmark, the Bloomberg EM USD Aggregate 1-5 Year Total Return Index Value Unhedged USD, which returned -1.37% for the year. For 2021, the Fund ranked 45th out of 67 funds in its Emerging Markets Bond Morningstar category.

The seminal event in emerging market credit this year was China-based Evergrande defaulting on over $1.6 billion of foreign owned bonds in December. Evergrande, a property developer with over $300 billion in liabilities and 1,100 projects, was one of the largest issuers in the Fund’s benchmark. While the Fund exposure was in-line with the benchmark upon default, Chinese property names accounted for 90% of the Fund losses for the year. Additionally, losses in one of the Fund’s alpha strategies resulted in a reduction of risk which also contributed to the Fund lagging the benchmark.

As of December 31st, the Fund’s largest geographic exposure was to China. Relative to the benchmark, however, the Fund was significantly underweight. Other top geographic exposures were to the U.A.E. and Brazil, where the Fund was slightly overweight. From an asset class perspective, the Fund maintained its overweight to corporate bonds and underweight to government bonds.

Sincerely,

Peter Marber

Portfolio Manager

There are risks involved with investing, including possible loss of principal. There is no guarantee the Fund will achieve its investment objective.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

Dear Shareholder,

The Aperture Endeavour Equity Fund (“the Fund”) (Ticker: ATOMX) finished 2021 with a return of 10.94%, net of fees, underperforming its benchmark, the MSCI ACWI hedged to USD Net Total Return Index, which returned 20.91% for the year. For the year, the Fund finished 56th out of 80 funds in its World Large Stock Growth Morningstar category.

Divergences in economies globally were magnified due to the continuation of COVID. The pandemic affected the global supply chain as evidenced by empty shelves at grocery stores and a workforce heavily impacted by COVID infections. Investors poured almost $900 billion into equity exchange-traded and long-only funds in 2021, exceeding the combined total inflows over the past 19 years.

During 2021, the Fund exposure by region ranged from: 50-65% U.S., 10-15% Asia, and hovered around 10% in Europe. The Fund underperformance was largely due to exposures in Europe and China. Investments in the U.S. contributed positively to performance. Specific to China, the Fund reduced its exposure during the Evergrande default crisis and increased its exposure to Japan, largely via Sony.

At the sector level, the Fund was overweight Consumer Discretionary throughout the year. Technology was the Fund’s largest absolute exposure but an underweight relative to the benchmark. The Fund was also underweight Financials, Communication Services, Health Care, and Consumer Staples.

Sincerely,

Tom Tully

Portfolio Manager

There are risks involved with investing, including possible loss of principal. There is no guarantee the Fund will achieve its investment objective.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2021

Dear Shareholder,

The Aperture Discover Equity Fund (“the Fund”) (Ticker: ADISX) finished 2021 with a return of 28.87% net of fees, outperforming its benchmark, the Russell 2000 Net Total Return Index, which returned 14.82% for the year. For the year, the Fund ranked 22nd out of 133 funds in its US Fund Small Blend Morningstar category.

In 2021, U.S. equity markets generally rewarded exposure to Value factors as evidenced by the Russell 2000 Value Index outperforming the Russell 2000 Growth Index by a wide margin: Value 28.27% vs. Growth 2.83% for the year. Even so, the Fund still managed to outperform with Growth its largest factor exposure. Over the course of the year, the Fund added 9 new positions.

Consistent with the Fund’s strategy, geographic and sector exposures were mostly stable during 2021. As of December 31st, the Fund was overweight Consumer Discretionary and Industrials and underweight Health Care, Financials, and Energy. The Fund started the year overweight in technology, but by year’s end had reduced exposure and was in-line with the benchmark.

Sincerely,

Brad McGill

Portfolio Manager

There are risks involved with investing, including possible loss of principal. There is no guarantee the Fund will achieve its investment objective.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2021

Dear Shareholder,

The Aperture International Equity Fund (“the Fund”) (Ticker: AFORX) finished 2021 with a return of 7.27% net of fees, underperforming its benchmark, MSCI ACWI ex-US Index (net), which returned 7.82% for the year. For the year, the Fund ranked 105th out of 145 funds in its Foreign Large Blend Morningstar category.

2021 proved to be a tough year for the Fund to navigate. Single name themes with lasting momentum were challenging to identify and, as a result, the Fund held more index exposure than usual. By the end of the year, however, index positions were largely exited and single name stock exposure increased.

As of December 2021, the Fund’s largest absolute sector exposures were to Financials, Industrials, and Consumer Discretionary. On a relative basis, the Fund was underweight Technology, Utilities, and Communications.

Sincerely,

Bill Kornitzer

Portfolio Manager

There are risks involved with investing, including possible loss of principal. There is no guarantee the Fund will achieve its investment objective.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

Definition of Comparative Index

Bloomberg EM USD Aggregate 1-5 Year Total Return Index Value Unhedged USD is a hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers with 1to 4.9999 years of remaining maturity. Country eligibility and classification as Emerging Markets is rules-based and reviewed annually using World Bank income group and International Monetary Fund (IMF) country classifications.

MSCI ACWI hedged to USD Net Total Return Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI ACWI Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and 26 Emerging Markets (EM) countries.

Russell 2000 Net Total Return Index is a U.S. equity index comprised of the smallest 2000 companies by market capitalization in the Russell 3000 Index. The benchmark was selected to represent the Fund’s focus on the U.S. small cap equity market.

MSCI ACWI ex-US Index (net) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Aperture New World Opportunities Fund, Institutional Shares, versus Bloomberg EM USD Aggregate 1-5 Year Total Return Index Value Unhedged USD.

	Average Annual Total Return
	One Year Return	Annualized Inception to Date*
Aperture New World Opportunities Fund, Institutional Shares	-3.59%	2.53%
Bloomberg EM USD Aggregate 1-5 Year Total Return Index Value Unhedged USD	-1.37%	2.74%

*The Aperture New World Opportunities Fund commenced operations on March 18, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Aperture Endeavour Equity Fund, Institutional Shares, versus the MSCI ACWI hedged to USD Net Total Return Index.

	Average Annual Total Return
	One Year Return	Annualized Inception to Date*
Aperture Endeavour Equity Fund, Institutional Shares	10.94%	21.82%
MSCI ACWI hedged to USD Net Total Return Index	20.91%	19.69%

* The Aperture Endeavour Equity Fund commenced operations on September 30, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Aperture Discover Equity Fund, Institutional Shares, versus the Russell 2000 Net Total Return Index.

	Average Annual Total Return
	One Year Return	Annualized Inception to Date*
Aperture Discover Equity Fund, Institutional Shares	28.87%	43.19%
Russell 2000 Net Total Return Index	14.82%	17.47%

*The Aperture Discover Equity Fund commenced operations on December 30, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Aperture International Equity Fund, Institutional Shares, versus the MSCI ACWI ex-US Index (net).

	Average Annual Total Return
	One Year Return	Annualized Inception to Date*
Aperture International Equity Fund, Institutional Shares	7.27%	18.17%
MSCI ACWI ex-US Index (net)	7.82%	20.17%

* The Aperture International Equity Fund commenced operations on October 1, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

SECTOR WEIGHTINGS (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
GLOBAL BONDS — 81.2%

	Face Amount	Value
Argentina — 0.7%
Agua y Saneamientos Argentinos 6.63%, 02/01/23	$564,000	$294,696
MSU Energy 6.88%, 02/01/25	660,000	523,056
Provincia de Buenos Aires MTN 5.25%, 09/01/22	2,768,922	1,176,792
YPF 8.50%, 07/28/25	684,000	511,297

		2,505,841

Azerbaijan — 0.7%
Southern Gas Corridor CJSC 6.88%, 03/24/26	1,565,000	1,797,622
State Oil of the Azerbaijan Republic MTN 4.75%, 03/13/23	750,000	774,588

		2,572,210

Bahrain — 0.7%
AUB Sukuk MTN 2.62%, 09/09/26	310,000	309,128
Mumtalakat Sukuk Holding 5.63%, 02/27/24	1,000,000	1,051,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Bahrain (contined)
Oil and Gas Holding BSCC 7.63%, 11/07/24	$930,000	$1,002,075

		2,362,903

Brazil — 5.9%
Atento Luxco 1 8.00%, 02/10/26	1,038,000	1,106,134
Azul Investments LLP 7.25%, 06/15/26	650,000	595,563
Banco do Brasil 3.25%, 09/30/26	1,500,000	1,460,040
Braskem Netherlands Finance BV 8.50%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+8.220% (a)	660,000	767,250
BRF GmbH 4.35%, 09/29/26	363,000	366,630
Cemig Geracao e Transmissao 9.25%, 12/05/24	312,000	349,390
CSN Resources 7.63%, 04/17/26	950,000	997,509
Embraer Netherlands Finance BV 5.05%, 06/15/25	1,583,000	1,638,025
Fibria Overseas Finance 4.00%, 01/14/25	310,000	325,503
FS Luxembourg Sarl 10.00%, 12/15/25	675,000	739,976
Gol Finance 7.00%, 01/31/25	550,000	484,005
8.00%, 06/30/26	600,000	564,756
InterCement Financial Operations BV 5.75%, 07/17/24	340,000	304,303
Itau Unibanco Holding 3.25%, 01/24/25	2,204,000	2,234,327
Itau Unibanco Holding MTN 6.50%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.863%, (a)	110,000	110,275
Light Servicos de Eletricidade 4.38%, 06/18/26	1,000,000	998,510

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Brazil (continued)
NBM US Holdings 7.00%, 05/14/26	$1,316,000	$1,380,168
Petrobras Global Finance BV 5.30%, 01/27/25	316,000	339,700
Petrorio Luxembourg Sarl 6.13%, 06/09/26	650,000	652,080
Rumo Luxembourg Sarl 5.88%, 01/18/25	500,000	513,755
Tupy Overseas 4.50%, 02/16/31	400,000	385,004
Unigel Luxembourg 8.75%, 10/01/26	1,350,000	1,431,014
Usiminas International Sarl 5.88%, 07/18/26	388,000	401,580
Vale Overseas 3.75%, 07/08/30	622,000	643,776
XP 3.25%, 07/01/26	1,700,000	1,637,100

		20,426,373

Burkina Faso — 0.2%
Endeavour Mining 5.00%, 10/14/26	800,000	792,000

Chile — 1.8%
ATP Tower Holdings 4.05%, 04/27/26	800,000	796,800
Banco Santander Chile 2.70%, 01/10/25	680,000	694,457
Celulosa Arauco y Constitucion 4.50%, 08/01/24	826,000	877,633
Cencosud 5.15%, 02/12/25	310,000	335,188
Empresa Nacional de Telecomunicaciones 4.75%, 08/01/26	310,000	336,381
Empresa Nacional del Petroleo 3.75%, 08/05/26	940,000	965,850
Inversiones CMPC 4.38%, 05/15/23	110,000	113,542
4.38%, 04/04/27	490,000	540,225

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Chile (continued)
Kenbourne Invest 4.70%, 01/22/28	$1,100,000	$1,076,790
6.88%, 11/26/24	681,000	708,240

		6,445,106

China — 14.8%
Agile Group Holdings 5.75%, 01/02/25	619,000	401,112
8.38%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+11.254%, (a)	1,860,000	892,893
Alibaba Group Holding 3.40%, 12/06/27	1,000,000	1,059,288
Baidu 3.08%, 04/07/25	200,000	207,416
3.88%, 09/29/23	1,800,000	1,876,000
Bank of Communications MTN 1.20%, 09/10/25	1,691,000	1,660,842
CCB Life Insurance 4.50%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.680%, 04/21/77	200,000	201,842
CCBL Cayman 1 MTN 1.99%, 07/21/25	1,678,000	1,673,336
Central China Real Estate 6.88%, 08/08/22	1,850,000	1,378,250
China Cinda 2020 I Management MTN 2.50%, 03/18/25	668,000	667,924
China Construction Bank 4.25%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.880%, 02/27/29	676,000	711,020
China Evergrande Group 7.50%, 06/28/23	2,296,000	344,400
8.75%, 06/28/25	2,743,000	411,450
China Huadian Overseas Development Management 4.00%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.782%, (a)	200,000	208,500
China Railway Xunjie 3.25%, 07/28/26	307,000	320,441
China SCE Group Holdings 7.38%, 04/09/24	1,695,000	1,434,846

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
China (continued)
Chinalco Capital Holdings 2.13%, 06/03/26	$567,000	$557,099
4.10%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.788%, (a)	1,223,000	1,267,283
CIFI Holdings Group 5.95%, 10/20/25	311,000	298,560
6.00%, 07/16/25	622,000	600,230
CITIC MTN 3.88%, 02/28/27	833,000	890,480
CNAC HK Finbridge 2.00%, 09/22/25	620,000	616,861
3.38%, 06/19/24	1,000,000	1,035,549
4.13%, 07/19/27	316,000	342,628
CNOOC Finance 2015 USA 3.50%, 05/05/25	1,000,000	1,053,326
CNPC Global Capital 1.35%, 06/23/25	700,000	688,499
Contemporary Ruiding Development 1.88%, 09/17/25	666,000	664,856
Country Garden Holdings 3.13%, 10/22/25	625,000	550,156
6.50%, 04/08/24	622,000	607,733
ENN Clean Energy International Investment 3.38%, 05/12/26	1,650,000	1,641,205
Far East Horizon MTN 2.63%, 03/03/24	200,000	195,394
Fortune Star BVI 6.75%, 07/02/23	340,000	346,663
Geely Automobile Holdings 4.00%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.449%, (a)	328,000	336,765
Haidilao International Holding 2.15%, 01/14/26	657,000	619,318
Huarong Finance II MTN 5.50%, 01/16/25	2,583,000	2,705,693
Kaisa Group Holdings 9.38%, 06/30/24	1,018,000	264,680
9.75%, 09/28/23	309,000	78,872
9.95%, 07/23/25	1,359,000	349,943
11.50%, 01/30/23	1,462,000	371,348
11.95%, (b)	1,000,000	255,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
China (continued)
KWG Group Holdings 5.88%, 11/10/24	$1,041,000	$754,725
7.40%, 01/13/27	691,000	480,245
Leader Goal International MTN 4.25%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.919%, (a)	212,000	217,683
Lenovo Group MTN 4.75%, 03/29/23	1,431,000	1,478,971
Meituan 2.13%, 10/28/25	1,376,000	1,327,689
Minmetals Bounteous Finance BVI 3.38%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.209%, (a)	1,073,000	1,100,598
4.20%, 07/27/26	750,000	807,409
RKPF Overseas 2020 A 5.13%, 07/26/26	312,000	289,432
Ronshine China Holdings 8.75%, 10/25/22	867,000	328,376
Scenery Journey 13.75%, (b)	713,000	87,343
Shanghai Electric Group Global Investment 2.65%, 11/21/24	632,000	639,962
Shimao Group Holdings 5.20%, 01/16/27	311,000	188,155
6.13%, 02/21/24	312,000	199,992
Shougang Group 4.00%, 05/23/24	328,000	341,588
Shui On Development Holding 6.15%, 08/24/24	316,000	310,470
Sinochem Offshore Capital MTN 1.50%, 09/23/26	631,000	610,579
1.63%, 10/29/25	633,000	622,167
Sino-Ocean Land Treasure Finance I 6.00%, 07/30/24	248,000	248,536
Sinopec Group Overseas Development 2018 1.45%, 01/08/26	1,660,000	1,637,440
Sunac China Holdings 6.50%, 07/09/23	305,000	197,488
7.50%, 02/01/24	1,392,000	897,840
7.95%, 10/11/23	1,068,000	694,200

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
China (continued)
Sunny Optical Technology Group 3.75%, 01/23/23	$219,000	$223,821
Tencent Holdings MTN 1.81%, 01/26/26	942,000	939,513
2.99%, 01/19/23	546,000	555,031
3.80%, 02/11/25	1,000,000	1,062,010
Three Gorges Finance I Cayman Islands 3.70%, 06/10/25	700,000	745,981
Times China Holdings 5.75%, 01/14/27	667,000	451,893
Wanda Properties International 7.25%, 01/29/24	310,000	293,344
Weibo 3.50%, 07/05/24	1,026,000	1,056,544
West China Cement 4.95%, 07/08/26	316,000	300,477
Yili Holding Investment 1.63%, 11/19/25	350,000	344,029
Yuzhou Group Holdings 6.00%, 10/25/23	326,000	99,430
8.30%, 05/27/25	550,000	156,750
8.50%, 02/26/24	713,000	203,205
Zhenro Properties Group 6.63%, 01/07/26	632,000	400,688
ZhongAn Online P&C Insurance 3.13%, 07/16/25	1,428,000	1,378,500

		51,460,055

Colombia — 1.6%
Banco de Bogota 6.25%, 05/12/26	417,000	450,360
Bancolombia 3.00%, 01/29/25	673,000	675,519
4.88%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.929%, 10/18/27	110,000	110,055
Canacol Energy 5.75%, 11/24/28	1,250,000	1,243,750
Ecopetrol 4.13%, 01/16/25	110,000	111,925
5.38%, 06/26/26	1,349,000	1,421,522
5.88%, 09/18/23	314,000	332,843

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Colombia (continued)
Grupo de Inversiones Suramericana 5.50%, 04/29/26	$730,000	$774,538
SURA Asset Management 4.88%, 04/17/24	358,000	377,504

		5,498,016

Congo — 0.4%
HTA Group 7.00%, 12/18/25	1,500,000	1,561,500

Egypt — 0.2%
Energean 6.50%, 04/30/27	600,000	595,500

Ghana — 0.6%
Kosmos Energy 7.50%, 03/01/28	1,300,000	1,220,440
7.75%, 05/01/27	200,000	190,500
Tullow Oil 10.25%, 05/15/26	650,000	656,753

		2,067,693

Guatemala — 0.2%
Central American Bottling 5.75%, 01/31/27	350,000	359,629
Investment Energy Resources 6.25%, 04/26/29	300,000	322,128

		681,757

Hong Kong — 0.1%
China Cinda Finance 2015 I MTN 4.25%, 04/23/25	110,000	116,080
HKT Capital No. 4 3.00%, 07/14/26	200,000	208,652
Melco Resorts Finance 4.88%, 06/06/25	110,000	108,350

		433,082

India — 5.2%
ABJA Investment Pte 5.95%, 07/31/24	1,074,000	1,164,564
Adani Green Energy 4.38%, 09/08/24	800,000	810,560

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
India (continued)
Adani Ports & Special Economic Zone 3.38%, 07/24/24	$364,000	$374,263
Adani Transmission 4.00%, 08/03/26	309,000	324,586
Axis Bank MTN 4.10%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.315%, (a)	800,000	791,526
Bharti Airtel 4.38%, 06/10/25	110,000	117,184
Bharti Airtel International Netherlands BV 5.35%, 05/20/24	620,000	666,729
BPRL International Singapore Pte MTN 4.38%, 01/18/27	728,000	764,116
Clean Renewable Power Mauritius Pte 4.25%, 03/25/27	350,000	358,313
Export-Import Bank of India MTN 4.00%, 01/14/23	1,650,000	1,694,390
Greenko Solar Mauritius 5.55%, 01/29/25	450,000	458,779
5.95%, 07/29/26	338,000	358,727
ICICI Bank MTN 4.00%, 03/18/26	765,000	814,661
Indian Oil 4.75%, 01/16/24	666,000	704,501
JSW Steel 5.95%, 04/18/24	554,000	584,965
Magnum Holdings 5.38%, 10/31/26	300,000	310,125
Muthoot Finance MTN 4.40%, 09/02/23	360,000	367,200
Network i2i 3.98%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.390%, (a)	1,100,000	1,102,750
NTPC MTN 4.25%, 02/26/26	364,000	388,508
Oil India 5.38%, 04/17/24	218,000	234,663
Periama Holdings 5.95%, 04/19/26	665,000	707,134

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
India (continued)
REC 3.50%, 12/12/24	$715,000	$741,433
ReNew Power Synthetic 6.67%, 03/12/24	364,000	377,577
Shriram Transport Finance MTN 4.40%, 03/13/24	1,343,000	1,359,788
5.10%, 07/16/23	489,000	498,169
State Bank of India 4.38%, 01/24/24	110,000	115,861
State Bank of India MTN 1.80%, 07/13/26	620,000	609,969
Vedanta Resources Finance II 8.95%, 03/11/25	1,200,000	1,170,000

		17,971,041

Indonesia — 3.8%
APL Realty Holdings Pte 5.95%, 06/02/24	1,238,000	755,180
Bank Mandiri Persero MTN 3.75%, 04/11/24	362,000	377,115
4.75%, 05/13/25	300,000	326,778
Bank Negara Indonesia Persero 4.30%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.466%, (a)	1,800,000	1,793,551
Cikarang Listrindo 4.95%, 09/14/26	316,000	322,004
Indonesia Asahan Aluminium Persero 4.75%, 05/15/25	1,700,000	1,807,678
6.53%, 11/15/28	341,000	411,996
Indonesia Government International Bond 4.35%, 01/08/27	1,566,000	1,742,902
Indonesia Government International Bond MTN 4.75%, 01/08/26	529,000	590,473
Medco Bell Pte 6.38%, 01/30/27	550,000	548,488
Medco Oak Tree Pte 7.38%, 05/14/26	691,000	715,185
Pelabuhan Indonesia II 4.25%, 05/05/25	1,000,000	1,070,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Indonesia (continued)
Pertamina Persero 1.40%, 02/09/26	$985,000	$955,307
Pertamina Persero MTN 4.30%, 05/20/23	1,204,000	1,251,477
Perusahaan Gas Negara 5.13%, 05/16/24	483,000	521,667

		13,189,801

Ireland — 0.2%
C&W Senior Financing DAC 6.88%, 09/15/27	688,000	715,520

Israel — 1.1%
Energean Israel Finance 4.50%, 03/30/24	1,648,000	1,656,240
Israel Electric 5.00%, 11/12/24	913,000	990,642
Leviathan Bond 6.50%, 06/30/27	620,000	664,094
Teva Pharmaceutical Finance Netherlands III BV 7.13%, 01/31/25	633,000	677,310

		3,988,286

Jersey — 0.4%
Petrofac 9.75%, 11/15/26	1,250,000	1,275,275

Jordan — 0.4%
Hikma Finance USA 3.25%, 07/09/25	1,299,000	1,332,982

Kazakhstan — 0.8%
KazMunayGas National JSC 4.75%, 04/24/25	631,000	685,708
4.75%, 04/19/27	316,000	348,807
Nostrum Oil & Gas Finance BV 8.00%, 07/25/22	212,000	58,300
Tengizchevroil Finance International 2.63%, 08/15/25	900,000	901,613
4.00%, 08/15/26	631,000	665,967

		2,660,395

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Kuwait — 1.4%
Kuwait Projects SPC 5.00%, 03/15/23	$717,000	$712,662
Kuwait Projects SPC MTN 4.50%, 02/23/27	868,000	816,788
MEGlobal Canada ULC MTN 5.00%, 05/18/25	1,800,000	1,962,832
NBK SPC 1.63%, VAR United States Secured Overnight Financing Rate+1.050%, 09/15/27	1,500,000	1,461,660

		4,953,942

Malaysia — 0.2%
TNB Global Ventures Capital MTN 3.24%, 10/19/26	636,000	663,723

Mexico — 4.0%
Alfa 5.25%, 03/25/24	354,000	374,801
Alsea 7.75%, 12/14/26	1,000,000	1,036,710
Axtel 6.38%, 11/14/24	176,000	181,280
Banco Inbursa Institucion De Banca Multiple Grupo Financiero Inbursa 4.13%, 06/06/24	626,000	652,611
4.38%, 04/11/27	300,000	318,003
Banco Mercantil del Norte 5.88%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.643%, (a)	1,600,000	1,594,000
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 5.38%, 04/17/25	666,000	726,779
5.95%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.995%, 10/01/28	1,015,000	1,067,029
Cemex 7.38%, 06/05/27	700,000	770,707
Comision Federal de Electricidad 4.75%, 02/23/27	316,000	349,578

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Mexico (continued)
Grupo Bimbo 5.95%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.280%, (a)	$708,000	$732,780
Orbia Advance 1.88%, 05/11/26	310,000	305,471
Petroleos Mexicanos 3.50%, 01/30/23	1,184,000	1,195,840
6.50%, 03/13/27	620,000	661,441
6.70%, 02/16/32	1,160,000	1,171,600
Sigma Alimentos 4.13%, 05/02/26	460,000	487,685
Total Play Telecomunicaciones 6.38%, 09/20/28	900,000	850,509
7.50%, 11/12/25	660,000	674,824
Trust Fibra Uno 5.25%, 01/30/26	600,000	657,006

		13,808,654

Moldova — 0.1%
Aragvi Finance International DAC 8.45%, 04/29/26	200,000	203,600

Morocco — 0.3%
Morocco Government International Bond 2.38%, 12/15/27	316,000	307,705
OCP 3.75%, 06/23/31	620,000	601,648

		909,353

Netherlands — 0.7%
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26	2,529,000	2,377,260

Nigeria — 0.1%
Access Bank MTN 6.13%, 09/21/26	300,000	298,500

Oman — 1.1%
Bank Muscat SAOG MTN 4.88%, 03/14/23	354,000	362,850
Oman Government International Bond MTN 4.88%, 02/01/25	316,000	328,651

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Oman (continued)
Oman Sovereign Sukuk 4.40%, 06/01/24	$356,000	$367,711
OmGrid Funding 5.20%, 05/16/27	1,246,000	1,280,415
OQ SAOC MTN 5.13%, 05/06/28	400,000	406,520
Oztel Holdings SPC 5.63%, 10/24/23	785,000	813,337
6.63%, 04/24/28	288,000	313,678

		3,873,162

Panama — 0.0%
Banco General 4.13%, 08/07/27	110,000	117,839

Peru — 1.2%
Banco de Credito del Peru 2.70%, 01/11/25	636,000	647,931
4.25%, 04/01/23	1,110,000	1,147,196
Credicorp 2.75%, 06/17/25	1,631,000	1,647,310
Southern Copper 3.88%, 04/23/25	110,000	117,425
Volcan Cia Minera SAA 4.38%, 02/11/26	530,000	516,838

		4,076,700

Philippines — 0.5%
Bank of the Philippine Islands MTN 4.25%, 09/04/23	379,000	397,476
BDO Unibank MTN 2.13%, 01/13/26	310,000	310,781
Petron 5.95%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.574%, (a)	316,000	325,875
SMC Global Power Holdings 7.00%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+9.199%, (a)	632,000	652,540

		1,686,672

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Qatar — 2.9%
ABQ Finance MTN 1.88%, 09/08/25	$1,000,000	$990,540
3.13%, 09/24/24	212,000	219,420
AKCB Finance 4.75%, 10/09/23	1,061,000	1,127,047
CBQ Finance MTN 5.00%, 05/24/23	660,000	694,814
Doha Finance MTN 2.38%, 03/31/26	947,000	951,735
MAR Sukuk 2.21%, 09/02/25	310,000	311,937
3.03%, 11/13/24	289,000	299,063
Ooredoo International Finance MTN 3.25%, 02/21/23	2,800,000	2,867,413
QIB Sukuk 1.95%, 10/27/25	666,000	667,825
QNB Finance MTN 2.75%, 02/12/27	633,000	649,616
3.50%, 03/28/24	1,217,000	1,274,783

		10,054,193

Russia — 2.9%
Alfa Bank AO Via Alfa Bond Issuance 6.95%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.572%, (a)	682,000	688,726
Credit Bank of Moscow Via CBOM Finance 3.88%, 09/21/26	1,800,000	1,696,500
4.70%, 01/29/25	846,000	853,715
7.12%, 06/25/24	213,000	229,633
7.50%, VAR USD Swap Semi 30/360 5 Yr Curr+5.416%, 10/05/27	364,000	361,517
Evraz 5.38%, 03/20/23	1,100,000	1,138,038
Gazprom PJSC Via Gaz Capital 5.15%, 02/11/26	668,000	714,453
Lukoil International Finance BV 4.75%, 11/02/26	600,000	640,968
MMC Norilsk Nickel Via MMC Finance DAC 2.55%, 09/11/25	400,000	393,000
2.80%, 10/27/26	600,000	593,190
4.10%, 04/11/23	700,000	713,909

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Russia (continued)
Novolipetsk Steel Via Steel Funding DAC 4.70%, 05/30/26	$666,000	$715,281
Phosagro OAO Via Phosagro Bond Funding DAC 3.05%, 01/23/25	631,000	639,992
Vnesheconombank Via VEB Finance 5.94%, 11/21/23	700,000	740,250

		10,119,172

Saudi Arabia — 3.3%
Almarai Sukuk 4.31%, 03/05/24	213,000	224,822
Arab National Bank 3.33%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.974%, 10/28/30	316,000	322,501
Arabian Centres Sukuk II 5.63%, 10/07/26	1,525,000	1,504,565
Dar Al-Arkan Sukuk 6.75%, 02/15/25	672,000	696,696
6.88%, 03/21/23	724,000	745,720
Global Sukuk 0.95%, 06/17/24	300,000	295,366
1.60%, 06/17/26	300,000	295,200
SABIC Capital II BV 4.00%, 10/10/23	700,000	733,856
Samba Funding 2.75%, 10/02/24	1,068,000	1,095,469
2.90%, 01/29/27	310,000	321,563
Saudi Arabian Oil 1.25%, 11/24/23	350,000	350,000
1.63%, 11/24/25	1,700,000	1,689,283
Saudi Electricity Global Sukuk 3 4.00%, 04/08/24	1,362,000	1,441,050
Saudi Electricity Global Sukuk 5 1.74%, 09/17/25	1,665,000	1,653,445

		11,369,536

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Singapore — 0.5%
BOC Aviation MTN 1.34%, VAR ICE LIBOR USD 3 Month+1.125%, 09/26/23	$110,000	$110,252
BOC Aviation USA MTN 1.63%, 04/29/24	200,000	199,720
Puma International Financing 5.13%, 10/06/24	1,345,000	1,345,000

		1,654,972

South Africa — 1.8%
Anglo American Capital 4.75%, 04/10/27	363,000	403,959
Bidvest Group UK 3.63%, 09/23/26	316,000	314,072
Eskom Holdings SOC 7.13%, 02/11/25	338,000	348,985
Eskom Holdings SOC MTN 6.35%, 08/10/28	628,000	676,670
Fields Orogen Holdings BVI 5.13%, 05/15/24	213,000	227,122
FirstRand Bank 6.25%, VAR USD Swap Semi 30/360 5 Yr Curr+3.561%, 04/23/28	428,000	439,770
Liquid Telecommunications Financing 5.50%, 09/04/26	400,000	411,288
Mauritius Investments 4.76%, 11/11/24	250,000	260,875
6.50%, 10/13/26	310,000	345,817
Sasol Financing USA 5.88%, 03/27/24	1,273,000	1,328,376
6.50%, 09/27/28	628,000	680,438
Stillwater Mining 4.00%, 11/16/26	1,000,000	979,500

		6,416,872

South Korea — 5.9%
Hana Bank MTN 3.50%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.409%, (a)	600,000	613,402

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
South Korea (continued)
Hanwha Life Insurance 4.70%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.000%, (a)	$1,375,000	$1,416,650
Heungkuk Life Insurance 4.48%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.472%, (a)	1,945,000	1,958,045
Hyundai Capital Services MTN 1.25%, 02/08/26	310,000	302,559
Kia 3.00%, 04/25/23	321,000	329,789
Kookmin Bank 1.75%, 05/04/25	1,500,000	1,512,406
Kookmin Bank MTN 4.35%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.639%, (a)	726,000	755,947
Korea East-West Power 1.75%, 05/06/25	1,100,000	1,108,272
Korea Hydro & Nuclear Power MTN 1.25%, 04/27/26	997,000	978,684
Korea Resources MTN 1.75%, 04/15/26	1,000,000	991,508
NAVER 1.50%, 03/29/26	310,000	305,028
NongHyup Bank MTN 1.25%, 07/20/25	620,000	613,286
POSCO 2.75%, 07/15/24	361,000	372,126
Shinhan Bank MTN 3.88%, 03/24/26	1,243,000	1,328,668
Shinhan Financial Group 2.88%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.064%, (a)	1,800,000	1,774,728
SK Battery America 2.13%, 01/26/26	316,000	309,225
SK Hynix 1.00%, 01/19/24	700,000	692,060
1.50%, 01/19/26	1,700,000	1,663,382
3.00%, 09/17/24	500,000	516,196
SK Innovation 4.13%, 07/13/23	200,000	206,811

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
South Korea (continued)
Woori Bank MTN 4.25%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.664%, (a)	$723,000	$750,060
4.75%, 04/30/24	474,000	507,843
5.25%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.347%, (a)	1,386,000	1,399,306

		20,405,981

Spain — 0.4%
EnfraGen Energia Sur 5.38%, 12/30/30	1,400,000	1,277,500

Supranational — 0.9%
Africa Finance MTN 4.38%, 04/17/26	687,000	741,410
African Export-Import Bank 2.63%, 05/17/26	650,000	651,781
Central American Bank for Economic Integration 2.00%, 05/06/25	1,800,000	1,823,724

		3,216,915

Taiwan — 0.3%
Formosa Group Cayman 3.38%, 04/22/25	316,000	329,571
TSMC Global 1.25%, 04/23/26	648,000	635,109

		964,680

Thailand — 0.9%
Bangkok Bank MTN 4.05%, 03/19/24	110,000	116,281
5.00%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.729%, (a)	1,700,000	1,761,625
Kasikornbank MTN 3.34%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.700%, 10/02/31	942,000	941,553
Siam Commercial Bank MTN 2.75%, 05/16/23	200,000	204,160

		3,023,619

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Tunisia — 0.1%
Banque Centrale de Tunisie International Bond 5.75%, 01/30/25	$373,000	$282,976

Turkey — 2.6%
Akbank 6.80%, 02/06/26	688,000	662,448
Arcelik 5.00%, 04/03/23	250,000	250,000
Aydem Yenilenebilir Enerji 7.75%, 02/02/27	800,000	645,712
Coca-Cola Icecek 4.22%, 09/19/24	200,000	201,048
KOC Holding 5.25%, 03/15/23	1,765,000	1,766,101
Petkim Petrokimya Holding 5.88%, 01/26/23	709,000	710,234
QNB Finansbank 6.88%, 09/07/24	361,000	366,415
Turk Telekomunikasyon 4.88%, 06/19/24	213,000	209,035
6.88%, 02/28/25	730,000	738,964
Turkcell Iletisim Hizmetleri 5.75%, 10/15/25	417,000	410,745
5.80%, 04/11/28	200,000	191,000
Turkiye Ihracat Kredi Bankasi 5.75%, 07/06/26	619,000	566,781
Turkiye Vakiflar Bankasi TAO 6.50%, 01/08/26	309,000	288,523
Ulker Biskuvi Sanayi 6.95%, 10/30/25	1,600,000	1,505,600
Yapi ve Kredi Bankasi MTN 5.85%, 06/21/24	681,000	657,165

		9,169,771

Ukraine — 1.2%
Kernel Holding 6.75%, 10/27/27	1,200,000	1,189,800
Metinvest BV 7.65%, 10/01/27	800,000	794,224

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Ukraine (continued)
MHP Lux 6.95%, 04/03/26	$363,000	$360,954
NPC Ukrenergo 6.88%, 11/09/26	800,000	698,120
Ukraine Government International Bond 7.75%, 09/01/26	619,000	589,300
Ukraine Railways Via Rail Capital Markets 8.25%, 07/09/24	652,000	640,590

		4,272,988

United Arab Emirates — 6.4%
Abu Dhabi National Energy PJSC 3.63%, 01/12/23	638,000	655,545
Abu Dhabi National Energy PJSC MTN 3.88%, 05/06/24	722,000	763,486
ADCB Finance Cayman MTN 4.00%, 03/29/23	2,000,000	2,065,000
Aldar Sukuk No. 2 3.88%, 10/22/29	310,000	333,250
BOS Funding MTN 4.00%, 09/18/24	310,000	317,843
Commercial Bank of Dubai PSC 6.00%, VAR USD Swap Semi 30/360 6 Yr Curr+5.597%, (a)	460,000	483,230
DAE Funding MTN 2.63%, 03/20/25	310,000	311,163
DAE Sukuk Difc MTN 3.75%, 02/15/26	1,265,000	1,304,531
DIB Sukuk 2.95%, 02/20/25	636,000	656,403
3.63%, 02/06/23	2,100,000	2,155,650
DIB Sukuk MTN 2.95%, 01/16/26	310,000	320,199
DIFC Sukuk 4.33%, 11/12/24	545,000	580,495
DP World Crescent 3.91%, 05/31/23	361,000	373,016
DP World Salaam 6.00%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.750%, (a)	1,022,000	1,103,948

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
United Arab Emirates (continued)
EI Sukuk 1.83%, 09/23/25	$310,000	$309,380
EMG SUKUK 4.56%, 06/18/24	446,000	470,530
Emirates Development Bank PJSC MTN 1.64%, 06/15/26	310,000	308,217
Fab Sukuk 3.63%, 03/05/23	1,218,000	1,260,021
First Abu Dhabi Bank PJSC 4.50%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.138%, (a)	682,000	712,690
MAF Global Securities 4.75%, 05/07/24	1,349,000	1,438,034
Mashreqbank PSC MTN 4.25%, 02/26/24	990,000	1,041,975
MDGH - GMTN BV MTN 2.50%, 05/21/26	2,620,000	2,692,695
National Central Cooling PJSC 2.50%, 10/21/27	626,000	615,828
Rakfunding Cayman MTN 4.13%, 04/09/24	400,000	421,540
Sharjah Sukuk Program MTN 3.85%, 04/03/26	1,621,000	1,711,257
Shelf Drilling Holdings 8.88%, 11/15/24	43,000	44,075

		22,450,001

United States — 1.0%
Flex 4.75%, 06/15/25	110,000	119,710
Hyundai Capital America 4.13%, 06/08/23	1,588,000	1,649,571
Hyundai Capital America MTN 2.75%, 09/27/26	1,772,000	1,810,618

		3,579,899

Uzbekistan — 0.5%
Uzauto Motors AJ 4.85%, 05/04/26	600,000	577,356

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

GLOBAL BONDS (continued)

	Face Amount	Value
Uzbekistan (continued)
Uzbekneftegaz JSC 4.75%, 11/16/28	$1,250,000	$1,202,000

		1,779,356

Zambia — 0.2%
First Quantum Minerals 6.88%, 03/01/26	363,000	377,066
7.25%, 04/01/23	351,000	355,037

		732,103

Total Global Bonds (Cost $294,679,338)		282,275,275

SOVEREIGN DEBT — 9.7%

Armenia — 0.2%
Armenia Government International Bond 7.15%, 03/26/25	523,000	582,835

Bahrain — 0.6%
Bahrain Government International Bond 7.00%, 01/26/26	356,000	390,698
Bahrain Government International Bond MTN 4.25%, 01/25/28	1,650,000	1,605,542

		1,996,240

Bolivia — 0.1%
Bolivian Government International Bond 4.50%, 03/20/28	363,000	332,149

Colombia — 0.3%
Colombia Government International Bond 2.63%, 03/15/23	1,000,000	1,007,650

Costa Rica — 0.1%
Costa Rica Government International Bond 4.38%, 04/30/25	316,000	321,530

Dominican Republic — 0.8%
Dominican Republic Government International Bond 5.50%, 01/27/25	1,187,000	1,283,159
6.88%, 01/29/26	1,327,000	1,511,466

		2,794,625

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

SOVEREIGN DEBT (continued)

	Face Amount	Value
Egypt — 1.1%
Egypt Government International Bond 5.88%, 06/11/25	$681,000	$699,425
Egypt Government International Bond MTN 3.88%, 02/16/26	1,538,000	1,437,415
5.80%, 09/30/27	600,000	576,282
6.20%, 03/01/24	1,088,000	1,140,224

		3,853,346

Honduras — 0.1%
Honduras Government International Bond 7.50%, 03/15/24	213,000	225,250

Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III 4.33%, 05/28/25	250,000	273,635

Jordan — 0.4%
Jordan Government International Bond 4.95%, 07/07/25	1,500,000	1,546,950

Kenya — 0.3%
Kenya Government International Bond 7.00%, 05/22/27	936,000	987,246

Mongolia — 0.3%
Mongolia Government International Bond 3.50%, 07/07/27	1,000,000	941,194

Nigeria — 0.1%
Nigeria Government International Bond MTN 6.50%, 11/28/27	341,000	339,803

Oman — 0.5%
Oman Government International Bond 5.63%, 01/17/28	1,645,000	1,743,700

Pakistan — 0.3%
Pakistan Government International Bond MTN 6.00%, 04/08/26	1,000,000	998,300

Papua New Guinea — 0.2%
Papua New Guinea Government International Bond 8.38%, 10/04/28	727,000	730,999

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

SOVEREIGN DEBT (continued)

	Face Amount	Value
Qatar — 0.5%
Qatar Government International Bond 3.40%, 04/16/25	$1,800,000	$1,909,238

Saudi Arabia — 0.9%
Saudi Government International Bond MTN 2.90%, 10/22/25	1,000,000	1,047,500
3.25%, 10/26/26	1,846,000	1,966,049

		3,013,549

South Africa — 0.5%
South Africa Government International Bond 4.85%, 09/27/27	688,000	724,464
4.88%, 04/14/26	300,000	319,500
5.88%, 09/16/25	750,000	828,720

		1,872,684

Sri Lanka — 0.3%
Sri Lanka Government International Bond 6.35%, 06/28/24	1,500,000	781,290
6.83%, 07/18/26	308,000	155,663
6.85%, 11/03/25	496,000	254,289

		1,191,242

Trinidad & Tobago — 0.1%
Trinidad & Tobago Government International Bond 4.50%, 08/04/26	308,000	314,933

Turkey — 1.6%
Turkey Government International Bond 3.25%, 03/23/23	364,000	353,456
5.60%, 11/14/24	2,295,000	2,208,938
5.75%, 03/22/24	2,276,000	2,219,100
6.38%, 10/14/25	855,000	833,221

		5,614,715

United Arab Emirates — 0.2%
Abu Dhabi Government International Bond MTN 0.75%, 09/02/23	700,000	697,661

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

SOVEREIGN DEBT (continued)

	Face Amount	Value
Zambia — 0.1%
Zambia Government International Bond 8.50%, 04/14/24	$463,000	$363,108

Total Sovereign Debt (Cost $34,010,372)		33,652,582

U.S. TREASURY OBLIGATIONS — 5.7%

U.S. Treasury Bills 0.05%, 3/17/2022 (c)(d)	10,000,000	9,998,880
0.05%, 1/20/2022 (c)(d)	10,000,000	9,999,941

Total U.S. Treasury Obligations (Cost $19,998,796)		19,998,821

Total Investments - 96.6% (Cost $348,688,506)		$335,926,678

Other Assets & Liabilities, Net - 3.4%		11,896,398

Net Assets - 100.0%		$347,823,076

The open futures contracts held by the Fund at December 31, 2021, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Ultra Long Treasury Bond	15	Mar-2022	$2,981,288	$2,956,875	$(24,413)

Short Contracts
U.S. 5-Year Treasury Note	(94)	Mar-2022	$(11,395,177)	$(11,371,797)	$23,380

			$(8,413,889)	$(8,414,922)	$(1,033)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

The open forward foreign currency contracts held by the Fund at December 31, 2021, are as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)

Barclays PLC	01/19/22	USD	264,000	TWD	7,342,632	$ 1,357

Barclays PLC	01/19/22	TWD	7,311,216	USD	264,000	(222)

Goldman Sachs	02/16/22	USD	47,000	IDR	679,479,000	492

Goldman Sachs	02/16/22	USD	188,000	INR	14,337,820	3,638

Goldman Sachs	02/16/22	INR	14,129,328	USD	188,000	(852)

Goldman Sachs	02/16/22	IDR	674,262,000	USD	47,000	(127)

Goldman Sachs	03/16/22	USD	47,000	KRW	55,988,202	(35)

Goldman Sachs	03/16/22	KRW	55,565,332	USD	47,000	390

JPMorgan Chase Bank	01/18/22	USD	44,869	SEK	410,000	418

JPMorgan Chase Bank	01/18/22	USD	98,000	MXN	2,049,994	1,837

JPMorgan Chase Bank	01/18/22	USD	140,000	HKD	1,092,252	48

JPMorgan Chase Bank	01/18/22	SEK	410,000	USD	45,078	(208)

JPMorgan Chase Bank	01/18/22	HKD	1,092,274	USD	140,000	(51)

JPMorgan Chase Bank	01/18/22	MXN	2,065,209	USD	98,000	(2,578)

Morgan Stanley	01/18/22	EUR	41,000	USD	46,300	(127)

Morgan Stanley	01/18/22	USD	46,250	EUR	41,000	177

Morgan Stanley	03/16/22	USD	79,849	CNH	513,000	220

Morgan Stanley	03/16/22	CNH	513,000	USD	79,966	(104)

						$ 4,273

The open centrally cleared swap agreements held by the Fund at December 31, 2021, are as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/ Sell	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Depreciation
SP9F4GR70	Buy	1.00%	Quarterly	12/20/2026	3,150,000	$601,093	$662,031	$(60,938)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation (Depreciation)
ZAR @ 5.9775%	JIBA3M INDEX	Quarterly	03/16/2024	ZAR	274,320,000	$(105,921)	$–	$(105,921)

JIBA3M INDEX 3M	ZAR @ 8.03%	Quarterly	03/16/2032	ZAR	72,941,000	156,424	–	156,424

						$50,503	$–	$50,503

(a)	Perpetual security with no stated maturity date.
(b)	The issuer is, or is in danger of being, in default of its payment obligation.
(c)	Zero coupon security.
(d)	Interest rate represents the security’s effective yield at the time of purchase.

BRL — Brazilian Real

CNH — Chinese Yuan Renminbi

DAC — Designated Activity Company

EUR — Euro

HKD — Hong Kong Dollar

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

JSC — Joint Stock Company

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

PJSC — Public Joint Stock Company

PLC — Public Limited Company

SEK — Swedish Krona

TWD— Taiwan Dollar

USD — U.S. Dollar

ULC — Unlimited Liability Company

VAR — Variable Rate

ZAR — South African Rand

The following table summarizes the inputs used as of December 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$–	$282,275,275	$–	$282,275,275
Sovereign Debt	–	33,652,582	–	33,652,582
U.S. Treasury Obligations	–	19,998,821	–	19,998,821

Total Investments in Securities	$–	$335,926,678	$–	$335,926,678

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$23,380	$–	$–	$23,380
Unrealized Depreciation	(24,413)	–	–	(24,413)
Forwards Contracts*
Unrealized Appreciation	–	8,577	–	8,577
Unrealized Depreciation	–	(4,304)	–	(4,304)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(60,938)	–	(60,938)
Interest Rate Swaps*
Unrealized Appreciation	–	156,424	–	156,424
Unrealized Depreciation	–	(105,921)	–	(105,921)

Total Other Financial Instruments	$(1,033)	$(6,162)	$–	$(7,195)

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—“ are $0.

For the year ended December 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

SECTOR WEIGHTINGS (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 55.2%

	Shares	Value
China — 0.7%
Tencent Holdings	19,900	$1,165,530

Germany — 1.8%
Delivery Hero *	26,794	2,972,561

Hong Kong — 0.2%
Alibaba Group Holding *	17,700	269,836

Japan — 4.5%
Sony Group	57,600	7,245,362

United Kingdom — 3.4%
Farfetch, Cl A *	15,974	534,011
Linde PLC	14,530	5,033,628

		5,567,639

United States — 44.6%
Communication Services — 4.4%
IHS Holding *	235,171	3,315,911
T-Mobile US *	33,643	3,901,915

		7,217,826

Consumer Discretionary — 6.8%
Amazon.com *	1,555	5,184,899
Carvana, Cl A *	3,900	903,981

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

COMMON STOCK (continued)

	Shares	Value
Consumer Discretionary (continued)
Lithia Motors, Cl A	7,576	$2,249,693
Marriott Vacations Worldwide	15,732	2,658,393

		10,996,966

Consumer Staples — 0.5%
Coty, Cl A *	81,382	854,511

Energy — 1.5%
Marathon Oil	99,653	1,636,302
Targa Resources	14,020	732,405

		2,368,707

Financials — 5.2%
Aon, Cl A	14,202	4,268,553
Intercontinental Exchange	30,251	4,137,429

		8,405,982

Health Care — 0.6%
Finch Therapeutics Group *	95,581	952,943

Industrials — 6.0%
Uber Technologies *	8,699	364,749
WillScot Mobile Mini Holdings, Cl A *	200,379	8,183,478
XPO Logistics *	14,718	1,139,615

		9,687,842

Information Technology — 13.3%
Amplitude, Cl A *	11,915	630,780
Analog Devices	13,601	2,390,648
Braze, Cl A	34,379	2,652,684
Dynatrace *	69,949	4,221,422
Fidelity National Information Services	3,502	382,243
Informatica, Cl A	16,545	611,834
Iris Energy	60,063	971,219
Microsoft	14,991	5,041,773
nCino *	34,804	1,909,347
QUALCOMM	9,065	1,657,716
Splunk *	10,187	1,178,840

		21,648,506

Materials — 5.4%
Alcoa	16,492	982,593
Constellium, Cl A *	38,302	685,989
Freeport-McMoRan	10,240	427,315

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

COMMON STOCK (continued)

	Shares	Value
Materials (continued)
Martin Marietta Materials	4,519	$1,990,710
Perimeter Solutions *	342,878	4,762,576

		8,849,183

Real Estate — 0.3%
Opendoor Technologies *	28,011	409,241

Utilities — 0.6%
Vistra	41,602	947,278

		72,338,985

Total Common Stock (Cost $80,270,035)		89,559,913

U.S. TREASURY OBLIGATIONS — 38.2%
	Face Amount
U.S. Treasury Bills
0.04%, 2/17/2022 (a)(b)	$18,000,000	17,999,325
0.05%, 3/17/2022 (a)(b)	44,000,000	43,995,071

Total U.S. Treasury Obligations (Cost $61,994,771)		61,994,396

REGISTERED INVESTMENT COMPANY — 1.1%
	Shares
Invesco S&P 500 Low Volatility ETF	26,190	1,797,420

Total Registered Investment Company (Cost $1,660,970)		1,797,420

WARRANTS — 0.2%
	Number of Warrants
United States — 0.2%
Everarc Holdings, Expires 12/01/2022*	76,161	761
PureCycle Technologies, Expires 03/20/2026*	93,268	335,765

		336,526

Total Warrants (Cost $941,135)		336,526

Total Investments - 94.7% (Cost $144,866,911)		$153,688,255

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

PURCHASED OPTIONS — 0.1%(c)

	Contracts	Value
Total Purchased Options (Cost $167,073)	480,034	$131,537

WRITTEN OPTIONS — (0.0)%(c)

Total Written Options (Proceeds ($ 23,491))	(480,034)	(15,417)

Other Assets & Liabilities, Net - 5.2%		8,560,589

Net Assets - 100.0%		$162,364,964

The open option contracts held by the Fund at December 31, 2021, are as follows:

Description	Number of Contracts	Notional Amount^	Exercise Price	Expiration Date	Value

PURCHASED OPTIONS — 0.1%

Call Options
Glencore PLC*	480,000	$92,171	$400.00	3/19/2022	$76,117
S&P 500 Index*	34	74,902	4,860.00	1/22/2022	55,420

Total Purchased Options		$167,073			$131,537

WRITTEN OPTIONS — 0.0%

Call Options
Glencore PLC*	(480,000)	$(12,713)	470.00	03/19/22	$(11,337)
S&P 500 Index*	(34)	(10,778)	5,000.00	01/22/22	(4,080)

Total Written Options		$(23,491)			$(15,417)

^ Represents amortized cost.

The open futures contracts held by the Fund at December 31, 2021, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Long Contracts
Euro STOXX 50	49	Mar-2022	$2,303,098	$2,378,304	$68,174
FTSE 100 Index	18	Mar-2022	1,705,136	1,779,206	37,006
NASDAQ 100 Index E-MINI	5	Mar-2022	1,590,017	1,632,075	42,058
Nikkei 225 Index	36	Mar-2022	5,016,841	5,198,400	181,559
Russell 2000 Index E-MINI	19	Mar-2022	2,077,576	2,130,660	53,084
S&P 500 Index E-MINI	38	Mar-2022	8,796,059	9,041,150	245,091

			$21,488,727	$22,159,795	$626,972

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

The open forward foreign currency contracts held by the Fund at December 31, 2021, are as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	03/16/22 -12/15/22	EUR	5,413,000	USD	6,150,637	$(8,898)
JPMorgan Chase Bank	03/16/22	JPY	806,420,000	USD	7,122,609	110,674
JPMorgan Chase Bank	12/15/22	USD	2,509,939	EUR	2,200,000	6,922
Morgan Stanley	03/16/22	EUR	1,000,000	USD	1,135,035	1,305
Morgan Stanley	03/16/22	CNY	10,800,000	USD	1,687,300	3,380
Morgan Stanley	03/16/22	HKD	14,681,000	USD	1,881,790	(800)

						$112,583

The open OTC swap agreements held by the Fund at December 31, 2021, are as follows:

Total Return Swaps
	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation (Depreciation)
Goldman Sachs	Airbus	EUR-EURIBOR-Telerate	4012250	Annually	12/17/2023	EUR	(102,783)	$10,087	$–	$10,087
Goldman Sachs	Airbus	EUR-EURIBOR-Telerate	4012250	Annually	07/27/2023	EUR	(682,429)	(4,051)	–	(4,051)
Goldman Sachs	Airbus	EUR-EURIBOR-Telerate	4012250	Annually	07/30/2023	EUR	(678,076)	(27,358)	–	(27,358)
Goldman Sachs	Airbus	EUR-EURIBOR-Telerate	4012250	Annually	01/03/2024	EUR	(656,782)	(552)	–	(552)
Goldman Sachs	Airbus	EUR-EURIBOR-Telerate	4012250	Annually	10/01/2023	EUR	(125,708)	(5,298)	–	(5,298)
Goldman Sachs	Airbus	EUR-EURIBOR-Telerate	4012250	Annually	05/27/2023	EUR	(1,499,548)	248,978	–	248,978
Morgan Stanley	Clorox Company	189054109	1-Day FEDEF	Annually	10/06/2022	USD	385,313	(31,591)	–	(31,591)
Morgan Stanley	CSI 500 NTR	CSIN00905	1-Day SOFR	Annually	03/08/2022	USD	(1,660,936)	53,040	–	53,040
Goldman Sachs	Danone	EUR-EURIBOR-Telerate	B1Y9TB3	Annually	09/10/2023	EUR	416,629	39,247	–	39,247
Goldman Sachs	Danone	EUR-EURIBOR-Telerate	B1Y9TB3	Annually	09/10/2023	EUR	281,627	26,388	–	26,388
Goldman Sachs	Flutter Entertainment	1-Month GBP-LIBOR-BBA	BWXC0Z1	Annually	08/12/2023	GBP	(32,181)	(5,506)	–	(5,506)
Goldman Sachs	Flutter Entertainment	1-Month GBP-LIBOR-BBA	BWXC0Z1	Annually	05/27/2023	GBP	(1,474,264)	(264,189)	–	(264,189)
Goldman Sachs	Flutter Entertainment	1-Month GBP-LIBOR-BBA	BWXC0Z1	Annually	10/01/2023	GBP	(72,107)	(21,151)	–	(21,151)
JPMorgan Chase	Glencore PLC	SONIA-GBP-BBA	B4T3BW6	Annually	10/01/2023	GBP	(48,464)	5,232	–	5,232
JPMorgan Chase	Glencore PLC	SONIA-GBP-BBA	B4T3BW6	Annually	11/12/2023	GBP	(319,950)	7,681	–	7,681
JPMorgan Chase	Glencore PLC	SONIA-GBP-BBA	B4T3BW6	Annually	06/02/2023	GBP	(282,582)	49,455	–	49,455
JPMorgan Chase	Glencore PLC	SONIA-GBP-BBA	B4T3BW6	Annually	09/28/2023	GBP	(145,704)	22,091	–	22,091
JPMorgan Chase	Glencore PLC	SONIA-GBP-BBA	B4T3BW6	Annually	01/03/2024	GBP	(299,804)	(1,389)	–	(1,389)
JPMorgan Chase	Glencore PLC	SONIA-GBP-BBA	B4T3BW6	Annually	05/27/2023	GBP	(852,134)	261,585	–	261,585
Bank of America	Hormel Foods Corp	440452100	1-Month LIBOR	Annually	05/27/2023	USD	391,560	(287)	–	(287)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

Total Return Swaps
	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation (Depreciation)
Bank of America	Hormel Foods Corp	440452100	1-Month LIBOR	Annually	05/27/2023	USD	45,830	$(2)	$–	$(2)
Goldman Sachs	International Paper	460146103	1-Month LIBOR	Annually	12/23/2023	USD	225,364	(8,321)	–	(8,321)
Goldman Sachs	International Paper	460146103	1-Month LIBOR	Annually	10/28/2023	USD	405,387	32,051	–	32,051
Morgan Stanley	MSAI21LO ##	MSAI21LO	1-Month LIBOR	Annually	08/14/2023	USD	(6,923,010)	315,246	–	315,246
Morgan Stanley	MSAIBNK1 ^^^	MSAIBNK1	1-Month LIBOR	Annually	08/14/2023	USD	(1,714,494)	(12,397)	–	(12,397)
Morgan Stanley	MSAIFINL ^^	MSAIFINL	1-Month LIBOR	Annually	08/13/2023	USD	(4,060,553)	42,616	–	42,616
Morgan Stanley	MSAIFINL ^^	MSAIFINL	1-Month LIBOR	Annually	09/24/2023	USD	(2,037,807)	48,569	–	48,569
Morgan Stanley	MSCI ACWI Index***	M1CXADB	3-Month USD LIBOR -17.5BPS	Quarterly	09/30/2022	USD	(14,862,292)	1,309,775	–	1,309,775
Bank of America	Packaging Corp	695156109	1-Month LIBOR	Annually	05/27/2023	USD	15,917	1,242	–	1,242
Bank of America	Packaging Corp	695156109	1-Month LIBOR	Annually	11/24/2023	USD	420,248	(7,260)	–	(7,260)
Bank of America	Packaging Corp	695156109	1-Month LIBOR	Annually	11/14/2022	USD	96,896	(5,283)	–	(5,283)
Bank of America	Porsche Automobile	1-Month EURIBOR	7101069	Annually	11/18/2022	EUR	(47,544)	25,620	–	25,620
Bank of America	Porsche Automobile	1-Month EURIBOR	7101069	Annually	06/06/2022	EUR	(101,184)	72,297	–	72,297
Bank of America	Porsche Automobile	1-Month EURIBOR	7101069	Annually	03/19/2023	EUR	(97,567)	(8,149)	–	(8,149)
Bank of America	Porsche Automobile	1-Month EURIBOR	7101069	Annually	05/27/2023	EUR	(608,294)	(33,998)	–	(33,998)
Morgan Stanley	Snap-On Inc	833034101	1-Day FEDEF	Annually	09/08/2023	USD	249,387	(890)	–	(890)
Morgan Stanley	Snap-On Inc	833034101	1-Day FEDEF	Annually	10/06/2022	USD	405,135	13,133	–	13,133
Morgan Stanley	STXE 600 Banks	STXE 600 Banks	1-Month EURIBOR	Annually	09/28/2023	EUR	(1,427,497)	44,000	–	44,000
Morgan Stanley	Topix Banks Index ###	TPNBNK	1-Day MUTSC	Annually	10/04/2023	JPY	(81,613,630)	(11,008)	–	(11,008)
Bank of America	Volkswagen	5497168	1-Month EURIBOR	Annually	11/18/2022	EUR	50,987	(9,190)	–	(9,190)
Bank of America	Volkswagen	5497168	1-Month EURIBOR	Annually	03/19/2023	EUR	96,738	26,726	–	26,726
Bank of America	Volkswagen	5497168	1-Month EURIBOR	Annually	06/06/2022	EUR	118,808	(35,490)	–	(35,490)
Bank of America	Volkswagen	5497168	1-Month EURIBOR	Annually	05/27/2023	EUR	608,430	133,987	–	133,987

								$2,295,686	$–	$2,295,686

## The following table represents the individual common stock exposure comprising the Morgan Stanley Equity Basket Swaps at December 31, 2021:

Equity Basket Swaps

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
MSAI2LO

3,885	QUALCOMM Inc	$(455,534)	$20,743	$20,743	6.58%
7,043	Micron Technology Inc	(420,919)	19,167	19,167	6.08%
9,084	Edison International	(397,381)	18,095	18,095	5.74%
2,772	Vertex Pharmaceuticals Inc	(390,458)	17,780	17,780	5.64%
5,420	FMC Corp	(382,150)	17,402	17,402	5.52%
9,335	Newmont Corp	(371,073)	16,897	16,897	5.36%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
1,231	Fair Isaac Corp	$(342,689)	$15,605	$15,605	4.95%
8,402	Bristol-Myers Squibb Co	(335,766)	15,289	15,289	4.85%
3,847	Jazz Pharmaceuticals PLC	(314,305)	14,312	14,312	4.54%
5,132	Leidos Holdings Inc	(292,843)	13,335	13,335	4.23%
6,367	Activision Blizzard Inc	(271,382)	12,358	12,358	3.92%
3,128	Global Payments Inc	(271,382)	12,358	12,358	3.92%
3,304	Lumentum Holdings Inc	(224,306)	10,214	10,214	3.24%
519	Chemed Corp	(176,537)	8,039	8,039	2.55%
3,545	Timken Co/The	(157,845)	7,188	7,188	2.28%
5,881	CDK Global Inc	(157,152)	7,156	7,156	2.27%
3,608	Encompass Health Corp	(150,922)	6,872	6,872	2.18%
4,490	Sailpoint Technologies Holdings Inc	(139,153)	6,336	6,336	2.01%
5,003	Iridium Communications Inc	(132,229)	6,021	6,021	1.91%
2,124	Cirrus Logic Inc	(125,306)	5,706	5,706	1.81%
6,754	R1 RCM Inc	(110,076)	5,012	5,012	1.59%
9,339	Exelixis Inc	(109,384)	4,981	4,981	1.58%
1,997	Science Applications International Corp	(107,307)	4,886	4,886	1.55%
2,543	Pacira BioSciences Inc	(98,307)	4,476	4,476	1.42%
1,607	Dycom Industries Inc	(96,922)	4,413	4,413	1.40%
2,195	Brink’s Co/The	(92,076)	4,193	4,193	1.33%
4,142	ACI Worldwide Inc	(92,076)	4,193	4,193	1.33%
1,601	EnerSys	(80,999)	3,688	3,688	1.17%
1,160	Ensign Group Inc/The	(62,307)	2,837	2,837	0.90%
1,079	Alarm.com Holdings Inc	(58,846)	2,680	2,680	0.85%
6,124	TTM Technologies Inc	(58,846)	2,680	2,680	0.85%
11,649	GEO Group Inc/The	(58,153)	2,648	2,648	0.84%
2,683	REGENXBIO Inc	(56,076)	2,553	2,553	0.81%
1,485	Arcosa Inc	(49,846)	2,270	2,270	0.72%
1,710	FormFactor Inc	(49,846)	2,270	2,270	0.72%
1,904	AAR Corp	(47,769)	2,175	2,175	0.69%
1,144	Strategic Education Inc	(42,230)	1,923	1,923	0.61%
2,648	Xperi Holding Corp	(31,846)	1,450	1,450	0.46%
492	Innospec Inc	(28,384)	1,293	1,293	0.41%
4,965	Archrock Inc	(23,538)	1,072	1,072	0.34%
1,718	Meridian Bioscience Inc	(22,154)	1,009	1,009	0.32%
9,380	Helix Energy Solutions Group Inc	(19,383)	883	883	0.28%
1,548	OneSpan Inc	(17,307)	788	788	0.25%

		$(6,923,010)	$315,246	$315,246	100.00%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

^^^ The following table represents the individual common stock exposure comprising the Morgan Stanley Equity Basket Swaps at December 31, 2021:

Equity Basket Swaps

Shares	Description	Notional Amount	Unrealized Depreciation	Fair Value	Percentage of Basket

MSAIBNK1
39,858	Bank of America Corp	$(127,730)	$(924)	$(924)	7.45%
10,976	JPMorgan Chase & Co	(125,158)	(905)	(905)	7.30%
8,135	PNC Financial Services Group Inc/The	(117,443)	(849)	(849)	6.85%
2,393	SVB Financial Group	(116,928)	(845)	(845)	6.82%
63,414	Regions Financial Corp	(99,441)	(719)	(719)	5.80%
6,528	First Republic Bank/CA	(97,040)	(702)	(702)	5.66%
22,524	Truist Financial Corp	(94,983)	(687)	(687)	5.54%
23,403	US Bancorp	(94,640)	(684)	(684)	5.52%
29,661	Fifth Third Bancorp	(92,926)	(672)	(672)	5.42%
52,918	KeyCorp	(88,125)	(637)	(637)	5.14%
25,331	Citizens Financial Group Inc	(86,239)	(624)	(624)	5.03%
22,875	Wells Fargo & Co	(79,038)	(572)	(572)	4.61%
17,390	Citigroup Inc	(75,609)	(547)	(547)	4.41%
12,435	Zions Bancorp NA	(56,578)	(409)	(409)	3.30%
8,893	Comerica Inc	(55,721)	(403)	(403)	3.25%
46,176	Huntington Bancshares Inc/OH	(51,263)	(371)	(371)	2.99%
4,326	M&T Bank Corp	(47,834)	(346)	(346)	2.79%
5,077	Popular Inc	(30,004)	(217)	(217)	1.75%
5,001	East West Bancorp Inc	(28,289)	(205)	(205)	1.65%
29,101	New York Community Bancorp Inc	(25,546)	(185)	(185)	1.49%
21,171	First Horizon Corp	(24,860)	(180)	(180)	1.45%
2,386	Cullen/Frost Bankers Inc	(21,603)	(156)	(156)	1.26%
3,935	Commerce Bancshares Inc/MO	(19,545)	(141)	(141)	1.14%
4,926	Synovus Financial Corp	(16,973)	(123)	(123)	0.99%
4,922	BankUnited Inc	(14,916)	(108)	(108)	0.87%
8,158	Associated Banc-Corp	(13,202)	(94)	(94)	0.77%
13,024	Valley National Bancorp	(12,860)	(92)	(92)	0.75%

		$(1,714,494)	$(12,397)	$(12,397)	100.00%

^^ The following table represents the individual common stock exposure comprising the Morgan Stanley Equity Basket Swaps at December 31, 2021:

Equity Basket Swaps

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket

MSIFINL

12,513	Blackstone Inc	$(349,436)	$5,225	$5,225	5.73%
2,358	Moody’s Corp	(198,807)	2,973	2,973	3.26%
4,356	Nasdaq Inc	(197,587)	2,954	2,954	3.24%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket

2,707	Ameriprise Financial Inc	$(176,243)	$2,635	$2,635	2.89%
4,681	Marsh & McLennan Cos Inc	(175,633)	2,626	2,626	2.88%
2,677	Aon PLC	(173,803)	2,599	2,599	2.85%
2,198	Mastercard Inc	(170,754)	2,553	2,553	2.80%
5,304	Intercontinental Exchange Inc	(156,728)	2,343	2,343	2.57%
14,470	Ally Financial Inc	(148,800)	2,225	2,225	2.44%
736	BlackRock Inc	(145,751)	2,179	2,179	2.39%
3,391	T Rowe Price Group Inc	(143,921)	2,152	2,152	2.36%
3,065	Visa Inc	(143,311)	2,143	2,143	2.35%
6,348	Progressive Corp/The	(140,872)	2,106	2,106	2.31%
3,877	American Express Co	(137,213)	2,052	2,052	2.25%
5,416	Discover Financial Services	(135,384)	2,024	2,024	2.22%
1,607	Goldman Sachs Group Inc/The	(132,944)	1,988	1,988	2.18%
4,213	Capital One Financial Corp	(131,725)	1,970	1,970	2.16%
6,891	Charles Schwab Corp/The	(125,016)	1,869	1,869	2.05%
12,789	Bank of America Corp	(122,577)	1,833	1,833	2.01%
2,450	CME Group Inc	(120,748)	1,805	1,805	1.98%
3,522	JPMorgan Chase & Co	(120,138)	1,796	1,796	1.97%
2,807	Chubb Ltd	(117,089)	1,751	1,751	1.92%
11,592	Synchrony Financial	(115,869)	1,733	1,733	1.90%
2,609	PNC Financial Services Group Inc/The	(112,820)	1,687	1,687	1.85%
7,992	MetLife Inc	(107,941)	1,614	1,614	1.77%
11,350	Fifth Third Bancorp	(106,721)	1,596	1,596	1.75%
8,418	Aflac Inc	(106,111)	1,587	1,587	1.74%
7,066	Hartford Financial Services Group Inc/Th	(105,502)	1,578	1,578	1.73%
3,928	Allstate Corp/The	(100,013)	1,495	1,495	1.64%
6,381	Principal Financial Group Inc	(99,403)	1,486	1,486	1.63%
2,894	Travelers Cos Inc/The	(97,574)	1,459	1,459	1.60%
20,347	Regions Financial Corp	(95,744)	1,432	1,432	1.57%
6,953	Zions Bancorp NA	(95,134)	1,422	1,422	1.56%
18,837	KeyCorp	(93,915)	1,404	1,404	1.54%
9,115	Citizens Financial Group Inc	(93,305)	1,395	1,395	1.53%
3,590	Northern Trust Corp	(92,695)	1,386	1,386	1.52%
7,228	Truist Financial Corp	(91,475)	1,368	1,368	1.50%
7,510	US Bancorp	(90,866)	1,359	1,359	1.49%
6,987	Bank of New York Mellon Corp/The	(87,816)	1,313	1,313	1.44%
25,489	Huntington Bancshares Inc/OH	(84,767)	1,267	1,267	1.39%
6,859	American International Group Inc	(84,157)	1,258	1,258	1.38%
3,588	Prudential Financial Inc	(84,157)	1,258	1,258	1.38%
7,453	Brighthouse Financial Inc	(83,548)	1,249	1,249	1.37%
11,244	Franklin Resources Inc	(81,108)	1,213	1,213	1.33%
5,401	Lincoln National Corp	(79,889)	1,195	1,195	1.31%
3,847	State Street Corp	(77,449)	1,158	1,158	1.27%
19,952	Western Union Co/The	(76,839)	1,149	1,149	1.26%
7,340	Wells Fargo & Co	(76,230)	1,140	1,140	1.25%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket

4,013	Comerica Inc	$(75,620)	$1,131	$1,131	1.24%
5,579	Citigroup Inc	(72,570)	1,085	1,085	1.19%
13,068	Invesco Ltd	(64,642)	967	967	1.06%

		$(6,098,360)	$91,185	$91,185	100.00%

### The following table represents the individual common stock exposure comprising the Morgan Stanley Equity Basket Swaps at December 31, 2021:

Equity Basket Swaps

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
TPNBNK

9,961	Mitsubishi UFJ Financial Group Inc	$(24,410,637)	$(3,292)	$(3,292)	29.91%
1,099	Sumitomo Mitsui Financial Group Inc	(17,000,119)	(2,293)	(2,293)	20.83%
2,031	Mizuho Financial Group Inc	(11,654,426)	(1,572)	(1,572)	14.28%
300	Sumitomo Mitsui Trust Holdings Inc	(4,521,395)	(610)	(610)	5.54%
1,818	Resona Holdings Inc	(3,191,093)	(430)	(430)	3.91%
375	Japan Post Bank Co Ltd	(1,550,659)	(209)	(209)	1.90%
907	Concordia Financial Group Ltd	(1,485,368)	(200)	(200)	1.82%
530	Chiba Bank Ltd/The	(1,371,109)	(185)	(185)	1.68%
387	Shizuoka Bank Ltd/The	(1,248,689)	(168)	(168)	1.53%
57	Bank of Kyoto Ltd/The	(1,191,559)	(161)	(161)	1.46%
134	Fukuoka Financial Group Inc	(1,036,493)	(140)	(140)	1.27%
89	Aozora Bank Ltd	(873,266)	(118)	(118)	1.07%
825	Mebuki Financial Group Inc	(767,168)	(103)	(103)	0.94%
104	Shinsei Bank Ltd	(759,007)	(102)	(102)	0.93%
234	Hirogin Holdings Inc	(636,586)	(86)	(86)	0.78%
358	Hachijuni Bank Ltd/The	(554,973)	(75)	(75)	0.68%
324	Kyushu Financial Group Inc	(530,489)	(72)	(72)	0.65%
185	Yamaguchi Financial Group Inc	(489,682)	(66)	(66)	0.60%
210	Iyo Bank Ltd/The	(473,359)	(64)	(64)	0.58%
127	Chugoku Bank Ltd/The	(448,875)	(61)	(61)	0.55%
472	Seven Bank Ltd	(440,714)	(59)	(59)	0.54%
305	Gunma Bank Ltd/The	(424,391)	(57)	(57)	0.52%
99	Hokuhoku Financial Group Inc	(359,100)	(48)	(48)	0.44%
104	Nishi-Nippon Financial Holdings Inc	(301,970)	(41)	(41)	0.37%
54	Kiyo Bank Ltd/The	(301,970)	(41)	(41)	0.37%
139	Suruga Bank Ltd	(277,486)	(37)	(37)	0.34%
50	77 Bank Ltd/The	(261,164)	(35)	(35)	0.32%
26	Daishi Hokuetsu Financial Group Inc	(261,164)	(35)	(35)	0.32%
30	Shiga Bank Ltd/The	(244,841)	(33)	(33)	0.30%
94	San-In Godo Bank Ltd/The	(236,680)	(32)	(32)	0.29%
31	Ogaki Kyoritsu Bank Ltd/The	(236,680)	(32)	(32)	0.29%
239	North Pacific Bank Ltd	(236,680)	(32)	(32)	0.29%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
24	Awa Bank Ltd/The	$(204,034)	$(28)	$(28)	0.25%
152	Hyakugo Bank Ltd/The	(204,034)	(28)	(28)	0.25%
25	Nanto Bank Ltd/The	(187,711)	(25)	(25)	0.23%
21	Juroku Financial Group Inc	(179,550)	(24)	(24)	0.22%
24	Musashino Bank Ltd/The	(163,227)	(22)	(22)	0.20%
123	TOMONY Holdings Inc	(155,066)	(21)	(21)	0.19%
15	Hokkoku Financial Holdings Inc	(146,905)	(20)	(20)	0.18%
12	Bank of Nagoya Ltd/The	(130,582)	(18)	(18)	0.16%
14	Okinawa Financial Group Inc	(122,420)	(17)	(17)	0.15%
68	Keiyo Bank Ltd/The	(122,420)	(17)	(17)	0.15%
183	Senshu Ikeda Holdings Inc	(122,420)	(17)	(17)	0.15%
20	Tokyo Kiraboshi Financial Group Inc	(122,420)	(17)	(17)	0.15%
133	Toho Bank Ltd/The	(114,259)	(15)	(15)	0.14%
6	Aichi Bank Ltd/The	(106,098)	(14)	(14)	0.13%
34	Bank of the Ryukyus Ltd	(106,098)	(14)	(14)	0.13%
17	Hyakujushi Bank Ltd/The	(97,936)	(13)	(13)	0.12%
12	Aomori Bank Ltd/The	(81,614)	(11)	(11)	0.10%
15	San ju San Financial Group Inc	(81,613)	(11)	(11)	0.10%
507	Other	(1,387,431)	(187)	(187)	1.70%

		$(81,613,630)	$(11,008)	$(11,008)	100.00%

*** The following table represents the individual common stock exposure comprising the Morgan Stanley Equity Basket Swaps at December 31, 2021:

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
MSCI ACWI Index

16,530	Apple Inc	$(621,244)	$54,749	$54,749	4.18%
7,139	Microsoft Corp	(508,290)	44,794	44,794	3.42%
456	Amazon.com Inc	(321,026)	28,291	28,291	2.16%
842	Tesla Inc	(188,751)	16,634	16,634	1.27%
301	Alphabet Inc	(184,292)	16,241	16,241	1.24%
288	Alphabet Inc	(176,861)	15,586	15,586	1.19%
2,384	Meta Platforms Inc	(169,430)	14,931	14,931	1.14%
2,500	NVIDIA Corp	(156,054)	13,753	13,753	1.05%
24,634	TSMC	(115,926)	10,216	10,216	0.78%
943	UnitedHealth Group Inc	(99,577)	8,775	8,775	0.67%
2,988	JPMorgan Chase & Co	(99,577)	8,775	8,775	0.67%
2,632	Johnson & Johnson	(95,119)	8,383	8,383	0.64%
1,055	Home Depot Inc/The	(92,146)	8,121	8,121	0.62%
2,428	Procter & Gamble Co/The	(84,715)	7,466	7,466	0.57%
1,325	Berkshire Hathaway Inc	(83,229)	7,335	7,335	0.56%
2,815	Nestle SA	(83,229)	7,335	7,335	0.56%
1,688	Visa Inc	(77,284)	6,811	6,811	0.52%
5,760	Tencent Holdings Ltd	(71,339)	6,287	6,287	0.48%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
7,573	Bank of America Corp	$(71,339)	$6,287	$6,287	0.48%
413	ASML Holding NV	(69,853)	6,156	6,156	0.47%
5,607	Pfizer Inc	(69,853)	6,156	6,156	0.47%
881	Mastercard Inc	(66,880)	5,894	5,894	0.45%
4,776	Samsung Electronics Co Ltd	(66,880)	5,894	5,894	0.45%
703	Roche Holding AG	(62,422)	5,501	5,501	0.42%
1,817	Walt Disney Co/The	(59,449)	5,239	5,239	0.40%
410	Broadcom Inc	(57,963)	5,108	5,108	0.39%
476	Adobe Inc	(56,477)	4,977	4,977	0.38%
4,214	Cisco Systems Inc/Delaware	(56,477)	4,977	4,977	0.38%
443	Netflix Inc	(56,477)	4,977	4,977	0.38%
634	Accenture PLC	(54,990)	4,846	4,846	0.37%
393	Thermo Fisher Scientific Inc	(54,990)	4,846	4,846	0.37%
4,234	Exxon Mobil Corp	(54,990)	4,846	4,846	0.37%
442	Costco Wholesale Corp	(53,504)	4,715	4,715	0.36%
1,773	Abbott Laboratories	(53,504)	4,715	4,715	0.36%
979	salesforce.com Inc	(52,018)	4,584	4,584	0.35%
4,104	Coca-Cola Co/The	(52,018)	4,584	4,584	0.35%
1,382	PepsiCo Inc	(50,532)	4,453	4,453	0.34%
1,767	AbbVie Inc	(50,532)	4,453	4,453	0.34%
15,181	Alibaba Group Holding Ltd	(49,046)	4,322	4,322	0.33%
4,580	Comcast Corp	(49,046)	4,322	4,322	0.33%
278	LVMH Moet Hennessy Louis Vuitton SE	(49,046)	4,322	4,322	0.33%
1,934	Chevron Corp	(47,559)	4,191	4,191	0.32%
813	Eli Lilly & Co	(47,559)	4,191	4,191	0.32%
1,541	Walmart Inc	(47,559)	4,191	4,191	0.32%
4,140	Verizon Communications Inc	(46,073)	4,060	4,060	0.31%
1,278	NIKE Inc	(44,587)	3,929	3,929	0.30%
643	Danaher Corp	(44,587)	3,929	3,929	0.30%
1,116	PayPal Holdings Inc	(44,587)	3,929	3,929	0.30%
4,057	Intel Corp	(44,587)	3,929	3,929	0.30%
1,128	QUALCOMM Inc	(43,101)	3,798	3,798	0.29%
7,003,249	Other	(9,905,718)	872,971	872,971	66.65%

		$(14,862,292)	$1,309,775	$1,309,775	100.00%

*	Non-income producing security.
(a)	Zero coupon security.
(b)	Interest rate represents the security’s effective yield at the time of purchase.
(c)	Refer to table below for details on options contracts.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

BBA — British Bankers Association

Cl — Class

CNY — Chinese Yen

ETF — Exchange Traded Fund

EUR — Euro

EURIBOR — European Interbank Offered Rate

GBP — British Pound Sterling

HKD — Hong Kong Dollar

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers Automated Quotations

PLC — Public Limited Company

S&P — Standard & Poor’s

SONIA — Sterling Overnight Interbank Average Rate

USD — U.S. Dollar

The following table summarizes the inputs used as of December 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$89,559,913	$–	$–	$89,559,913
U.S. Treasury Obligations	–	61,994,396	–	61,994,396
Registered Investment Company	1,797,420	–	–	1,797,420
Warrants	–	336,526	–	336,526

Total Investments in Securities	$91,357,333	$62,330,922	$–	$153,688,255

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$131,537	$–	$–	$131,537
Written Options	(15,417)	–	–	(15,417)
Futures Contracts*
Unrealized Appreciation	626,972	–	–	626,972
Forwards Contracts*
Unrealized Appreciation	–	122,281	–	122,281
Unrealized Depreciation	–	(9,698)	–	(9,698)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	2,789,046	–	2,789,046
Unrealized Depreciation	–	(493,360)	–	(493,360)

Total Other Financial Instruments	$743,092	$2,408,269	$–	$3,151,361

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

Amounts designated as “— “ are $0.

For the year ended December 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2021

SECTOR WEIGHTINGS (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.5%

	Shares	Value
Canada — 2.1%
Lightspeed Commerce *	281,965	$11,299,394

Israel — 5.6%
Kornit Digital *	197,631	30,089,320

United States — 86.8%
Communication Services — 3.6%
New York Times, Cl A	401,050	19,370,715

Consumer Discretionary — 30.6%
Boot Barn Holdings *	126,648	15,584,036
Lindblad Expeditions Holdings *	1,214,814	18,951,098
Malibu Boats, Cl A *	268,116	18,427,613
Mister Car Wash *	1,247,645	22,719,616
OneSpaWorld Holdings *	1,108,506	11,107,230
RH *	29,687	15,910,451
Skyline Champion *	401,644	31,721,843
Traeger *	1,151,867	14,006,703
YETI Holdings *	201,806	16,715,591

		165,144,181

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2021

COMMON STOCK (continued)

	Shares	Value
Health Care — 2.0%
Progyny *	220,061	$11,080,071

Industrials — 37.2%
AAR *	678,067	26,464,955
Astec Industries	359,431	24,897,785
Atkore *	301,739	33,550,360
AZEK, Cl A *	682,335	31,551,170
Driven Brands Holdings *	979,885	32,943,734
EnPro Industries	212,205	23,357,404
WESCO International *	211,793	27,869,841

		200,635,249

Information Technology — 10.6%
DoubleVerify Holdings *	802,684	26,713,323
Olo, Cl A *	489,228	10,180,835
Sprout Social, Cl A *	221,229	20,063,258

		56,957,416

Materials — 2.8%
Ingevity *	213,659	15,319,350

		468,506,982

Total Common Stock (Cost $404,346,584)		509,895,696

U.S. TREASURY OBLIGATION — 6.8%
	Face Amount
U.S. Treasury Bill 0.05%, 3/17/2022 (a)(b)	$37,000,000	36,995,855

Total U.S. Treasury Obligation (Cost $36,996,432)		36,995,855

Total Investments - 101.3% (Cost $441,343,016)		$546,891,551

PURCHASED OPTIONS — 0.3%(c)
	Contracts
Total Purchased Options (Cost $1,693,335)	1,500	$1,530,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2021

WRITTEN OPTIONS — (0.3)%(c)

Contracts		Value

Total Written Options (Proceeds ($ 1,606,987))	(3,000)	$(1,425,000)

Other Assets & Liabilities, Net - (1.3)%		(7,329,300)

Net Assets - 100.0%		$539,667,251

A list of the open option contracts held by the Fund at December 31, 2021 is as follows:

Description	Number of Contracts	Notional Amount^	Exercise Price	Expiration Date	Value
PURCHASED OPTION — 0.3%

Call Options
Sprout Social, Inc.*	1,500	$1,693,335	$100.00	4/14/2022	$1,530,000

Total Purchased Option		$1,693,335			$1,530,000

WRITTEN OPTIONS — (0.3)%
Put Options
Sprout Social, Inc.*	(1,500)	$(924,098)	65.00	04/14/22	$(825,000)

Call Options
Sprout Social, Inc.*	(1,500)	(682,889)	125.00	04/14/22	(600,000)

Total Written Options		$(1,606,987)			$(1,425,000)

^ Represents amortized cost.

The open futures contracts held by the Fund at December 31, 2021, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Long Contracts
Russell 2000 Index E-MINI	188	Mar-2022	$20,763,726	$21,082,320	$318,594

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2021

The open forward foreign currency contracts held by the Fund at December 31, 2021, are as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank	03/16/22	USD	3,892,085	CAD	5,000,000	$30,036

Morgan Stanley	03/16/22	USD	4,215,162	CAD	5,450,000	59,949

Morgan Stanley	03/16/22	CAD	26,500,000	USD	20,713,563	(73,675)

						$16,310

The open OTC swap agreements held by the Fund at December 31, 2021, are as follows:

Total Return Swaps
	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation (Depreciation)
Morgan Stanley	Sprouts Farmers Market	1-Month LIBOR	Sprouts Farmers Market Inc	Annually	04/13/2023	USD	97,200	$(10,362)	$–	$(10,362)
Morgan Stanley	Sprouts Farmers Market	1-Month LIBOR	Sprouts Farmers Market Inc	Annually	04/14/2023	USD	44,080	(3,409)	–	(3,409)
Morgan Stanley	Sprouts Farmers Market	1-Month LIBOR	Sprouts Farmers Market Inc	Annually	04/14/2023	USD	155,115	(11,097)	–	(11,097)
Morgan Stanley	Sprouts Farmers Market	1-Month LIBOR	Sprouts Farmers Market Inc	Annually	04/15/2023	USD	203,626	(23,639)	–	(23,639)
Morgan Stanley	Sprouts Farmers Market	1-Month LIBOR	Sprouts Farmers Market Inc	Annually	05/10/2023	USD	618,949	(88,548)	–	(88,548)
Morgan Stanley	Sprouts Farmers Market	1-Month LIBOR	Sprouts Farmers Market Inc	Annually	05/10/2023	USD	1,030,059	(168,296)	–	(168,296)
Morgan Stanley	Sprouts Farmers Market	1-Month LIBOR	Sprouts Farmers Market Inc	Annually	05/14/2023	USD	878,654	(124,670)	–	(124,670)
Morgan Stanley	Sprouts Farmers Market	1-Month LIBOR	Sprouts Farmers Market Inc	Annually	06/08/2023	USD	1,339,224	(99,339)	–	(99,339)
Morgan Stanley	Sprouts Farmers Market	1-Month LIBOR	Sprouts Farmers Market Inc	Annually	11/26/2023	USD	1,196,423	(139,296)	–	(139,296)

								$(668,656)	$–	$(668,656)

*	Non-income producing security.
(a)	Zero coupon security.
(b)	Interest rate represents the security’s effective yield at the time of purchase.
(c)	Refer to table below for details on options contracts.

CAD — Canadian Dollar

Cl — Class

LIBOR — London Interbank Offered Rate

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2021

The following table summarizes the inputs used as of December 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$509,895,696	$–	$–	$509,895,696
U.S. Treasury Obligation	–	36,995,855	–	36,995,855

Total Investments in Securities	$509,895,696	$36,995,855	$–	$546,891,551

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$1,530,000	$–	$–	$1,530,000
Written Options	–	(1,425,000)	–	(1,425,000)
Futures Contracts*
Unrealized Appreciation	318,594	–	–	318,594
Forwards Contracts*
Unrealized Appreciation	–	89,985	–	89,985
Unrealized Depreciation	–	(73,675)	–	(73,675)
OTC Swaps
Total Return Swaps*
Unrealized Depreciation	–	(668,656)	–	(668,656)

Total Other Financial Instruments	$1,848,594	$(2,077,346)	$–	$(228,752)

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “— “ are $0.

For the year ended December 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2021

SECTOR WEIGHTINGS (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 57.3%

	Shares	Value
Belgium — 2.4%
Anheuser-Busch InBev	122,505	$7,373,737

China — 5.6%
Alibaba Group Holding ADR *	30,106	3,576,292
Budweiser Brewing APAC	1,088,900	2,855,129
Industrial & Commercial Bank of China, Cl H	12,595,000	7,105,509
Tencent Holdings	28,200	1,651,656
Tencent Holdings ADR	34,158	1,991,411

		17,179,997

Germany — 18.6%
Brenntag	109,065	9,825,542
Deutsche Boerse	24,214	4,032,240
Fresenius & KGaA	234,864	9,412,108
HeidelbergCement	18,881	1,272,199
Infineon Technologies	82,304	3,797,715
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	30,879	9,106,220
Puma	47,140	5,736,741
SAP	49,279	6,967,733
Siemens	38,151	6,594,096

		56,744,594

India — 4.2%
HDFC Bank ADR	52,112	3,390,928

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2021

COMMON STOCK (continued)

	Shares	Value
India (continued)
ICICI Bank ADR	481,281	$9,524,551

		12,915,479

Italy — 4.5%
Intesa Sanpaolo	1,667,481	4,282,876
Stellantis	414,250	7,758,758
UniCredit	106,077	1,613,210

		13,654,844

Japan — 4.3%
Asahi Group Holdings	33,200	1,291,051
FANUC	18,300	3,876,669
Nintendo	4,900	2,284,624
Sony Group	2,100	264,315
Sony Group ADR	42,698	5,397,027

		13,113,686

Netherlands — 1.6%
ASM International	3,939	1,733,276
Heineken	29,134	3,260,528

		4,993,804

Sweden — 1.0%
AAK	35,381	764,147
Hexagon, Cl B	138,784	2,193,491

		2,957,638

Switzerland — 4.7%
Cie Financiere Richemont, Cl A	42,118	6,286,684
Holcim	97,225	4,952,455
Nestle	22,825	3,183,820

		14,422,959

Taiwan — 1.8%
Taiwan Semiconductor Manufacturing ADR	44,786	5,388,204

United Kingdom — 6.2%
AstraZeneca ADR	19,277	1,122,885
Coca-Cola Europacific Partners	162,756	9,102,943
Linde	25,510	8,836,882

		19,062,710

United States — 2.4%
Health Care — 2.4%
Medtronic	69,227	7,161,533

Total Common Stock (Cost $163,260,380)		174,969,185

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2021

U.S. TREASURY OBLIGATIONS — 29.5%

	Face Amount	Value
U.S. Treasury Bills 0.05%, 3/31/2022 to 4/28/2022 (a)(b)(c)	$90,000,000	$89,982,730

Total U.S. Treasury Obligations
(Cost $89,986,850)		89,982,730

EXCHANGE-TRADED FUND — 2.0%

	Shares
United States — 2.0%
iShares MSCI Japan	91,531	6,128,915

Total Exchange-Traded Fund
(Cost $6,414,253)		6,128,915

Total Investments - 88.8%
(Cost $259,661,483)		$271,080,830

Other Assets & Liabilities, Net - 11.2%		34,131,217

Net Assets - 100.0%		$305,212,047

The open futures contracts held by the Fund at December 31, 2021, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Long Contracts
Nikkei 225 Index	12	Mar-2022	$3,042,067	$3,007,430	$7,868
S&P TSX 60 Index	15	Mar-2022	2,915,441	3,014,710	73,376

			$5,957,508	$6,022,140	$81,244

The open OTC swap agreements held by the Fund at December 31, 2021, are as follows:

Total Return Swaps
	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation (Depreciation)
JPMorgan Chase	Accor SA	AC FP EQUITY	1-Month LIBOR	Annually	02/20/2023	EUR	(3,135,886)	$(3,943)	$–	$(3,943)
Goldman Sachs	Air Liquide SA	AI FP EQUITY	1-Month LIBOR	Annually	10/29/2023	EUR	(709,273)	55,080	–	55,080
Goldman Sachs	Air Liquide SA	AI FP EQUITY	1-Month LIBOR	Annually	12/19/2022	EUR	(372,964)	54,608	–	54,608
Goldman Sachs	Air Liquide SA	AI FP EQUITY	1-Month LIBOR	Annually	12/17/2023	EUR	(419,881)	(4,405)	–	(4,405)
Goldman Sachs	Air Liquide SA	AI FP EQUITY	1-Month LIBOR	Annually	12/19/2022	EUR	(1,242,160)	198,026	–	198,026

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2021

Total Return Swaps
	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation (Depreciation)
Goldman Sachs	Air Liquide SA	AI FP EQUITY	1-Month LIBOR	Annually	12/19/2022	EUR	(617,748)	$102,263	$–	$102,263
Goldman Sachs	Air Liquide SA	AI FP EQUITY	1-Month LIBOR	Annually	11/30/2023	EUR	(701,789)	22,943	–	22,943
Goldman Sachs	Air Liquide SA	AI FP EQUITY	1-Month LIBOR	Annually	11/29/2023	EUR	(716,856)	19,080	–	19,080
Goldman Sachs	Ashtead Group PLC	AHT LN EQUITY	1-Month LIBOR	Annually	10/10/2022	GBP	(219,911)	236,547	–	236,547
Goldman Sachs	Ashtead Group PLC	AHT LN EQUITY	1-Month LIBOR	Annually	12/17/2023	GBP	(362,062)	(15,984)	–	(15,984)
Goldman Sachs	Ashtead Group PLC	AHT LN EQUITY	1-Month LIBOR	Annually	10/10/2022	GBP	(2,226)	2,368	–	2,368
Goldman Sachs	Ashtead Group PLC	AHT LN EQUITY	1-Month LIBOR	Annually	10/10/2022	GBP	(573,297)	541,665	–	541,665
Goldman Sachs	Ashtead Group PLC	AHT LN EQUITY	1-Month LIBOR	Annually	10/10/2022	GBP	(457,220)	429,728	–	429,728
Goldman Sachs	Ashtead Group PLC	AHT LN EQUITY	1-Month LIBOR	Annually	10/10/2022	GBP	(155,782)	228,970	–	228,970
Morgan Stanley	Astrazeneca PLC	AZN LN EQUITY	1-Month LIBOR	Annually	10/05/2022	GBP	(5,540,572)	203,170	–	203,170
Goldman Sachs	BNP Paribas	BNP FP EQUITY	1-Month LIBOR	Annually	11/11/2022	EUR	(739,478)	415,590	–	415,590
Goldman Sachs	BNP Paribas	BNP FP EQUITY	1-Month LIBOR	Annually	12/23/2023	EUR	(708,436)	18,982	–	18,982
Goldman Sachs	BNP Paribas	BNP FP EQUITY	1-Month LIBOR	Annually	11/11/2022	EUR	(1,095,609)	724,456	–	724,456
Goldman Sachs	BNP Paribas	BNP FP EQUITY	1-Month LIBOR	Annually	12/14/2023	EUR	(715,247)	52,940	–	52,940
Goldman Sachs	BNP Paribas	BNP FP EQUITY	1-Month LIBOR	Annually	12/17/2023	EUR	(419,921)	31,682	–	31,682
JPMorgan Chase	Bureau Veritas SA	BVI FP EQUITY	1-Month LIBOR	Annually	12/20/2023	EUR	(3,610,330)	1,296,535	–	1,296,535
Morgan Stanley	CLH PLC	CRH ID EQUITY	1-Month LIBOR	Annually	10/05/2022	EUR	(5,570,251)	2,320,694	–	2,320,694
Bank of America	Compagnie de Saint-Gobain	SGO FP EQUITY	1-Month LIBOR	Annually	07/03/2023	EUR	(702,331)	76,183	–	76,183
Bank of America	Compagnie de Saint-Gobain	SGO FP EQUITY	1-Month LIBOR	Annually	06/10/2023	EUR	(696,035)	63,700	–	63,700
Bank of America	Compagnie de Saint-Gobain	SGO FP EQUITY	1-Month LIBOR	Annually	04/28/2023	EUR	(1,356,138)	257,516	–	257,516
Bank of America	Compagnie de Saint-Gobain	SGO FP EQUITY	1-Month LIBOR	Annually	12/17/2023	EUR	(421,204)	20,616	–	20,616
Bank of America	Compagnie de Saint-Gobain	SGO FP EQUITY	1-Month LIBOR	Annually	11/29/2023	EUR	(715,546)	52,749	–	52,749
Bank of America	Compagnie de Saint-Gobain	SGO FP EQUITY	1-Month LIBOR	Annually	11/01/2023	EUR	(58,033)	4,065	–	4,065
Bank of America	Compagnie de Saint-Gobain	SGO FP EQUITY	1-Month LIBOR	Annually	01/27/2023	EUR	(1,301,870)	701,017	–	701,017
Bank of America	Compagnie de Saint-Gobain	SGO FP EQUITY	1-Month LIBOR	Annually	11/11/2023	EUR	(665,304)	35,239	–	35,239
Bank of America	Compagnie de Saint-Gobain	SGO FP EQUITY	1-Month LIBOR	Annually	01/28/2023	EUR	(1,305,444)	758,606	–	758,606
Morgan Stanley	Credit Agricole SA	ACA FP EQUITY	1-Month LIBOR	Annually	02/12/2023	EUR	(2,445,615)	301,246	–	301,246
Goldman Sachs	Euronext NV	ENX FP EQUITY	1-Month LIBOR	Annually	10/29/2023	EUR	(1,416,192)	(96,074)	–	(96,074)
Goldman Sachs	Euronext NV	ENX FP EQUITY	1-Month LIBOR	Annually	12/17/2023	EUR	(420,046)	16,331	–	16,331
Goldman Sachs	Euronext NV	ENX FP EQUITY	1-Month LIBOR	Annually	12/16/2023	EUR	(427,634)	29,444	–	29,444

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2021

Total Return Swaps
	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation (Depreciation)
Goldman Sachs	Euronext NV	ENX FP EQUITY	1-Month LIBOR	Annually	10/22/2023	EUR	(1,420,376)	$(153,588)	$–	$(153,588)
Goldman Sachs	Euronext NV	ENX FP EQUITY	1-Month LIBOR	Annually	11/30/2023	EUR	(697,898)	10,084	–	10,084
Goldman Sachs	Informa PLC	INF LN EQUITY	1-Month LIBOR	Annually	08/02/2023	GBP	(641,656)	31,640	–	31,640
Goldman Sachs	Informa PLC	INF LN EQUITY	1-Month LIBOR	Annually	07/30/2023	GBP	(249,549)	11,738	–	11,738
Goldman Sachs	Informa PLC	INF LN EQUITY	1-Month LIBOR	Annually	07/30/2023	GBP	(279,643)	13,478	–	13,478
JPMorgan Chase	Intercontinental HO	IHG LN EQUITY	1-Month LIBOR	Annually	12/20/2023	GBP	(3,360,287)	151,029	–	151,029
Bank of America	Intercontinental HO	IHG LN EQUITY	1-Month LIBOR	Annually	11/29/2023	GBP	(602,592)	18,748	–	18,748
Bank of America	Lloyd’s Banking Group	LLOY LN EQUITY	1-Month LIBOR	Annually	12/17/2023	GBP	(356,574)	14,236	–	14,236
Bank of America	Lloyd’s Banking Group	LLOY LN EQUITY	1-Month LIBOR	Annually	10/22/2023	GBP	(601,898)	(6,897)	–	(6,897)
Bank of America	Lloyd’s Banking Group	LLOY LN EQUITY	1-Month LIBOR	Annually	04/01/2023	GBP	(1,156,929)	169,971	–	169,971
Bank of America	Lloyd’s Banking Group	LLOY LN EQUITY	1-Month LIBOR	Annually	12/14/2023	GBP	(609,667)	29,537	–	29,537
Bank of America	Lloyd’s Banking Group	LLOY LN EQUITY	1-Month LIBOR	Annually	12/23/2023	GBP	(601,286)	13,971	–	13,971
JPMorgan Chase	London Stock Exchange	LSEG LN EQUITY	1-Month LIBOR	Annually	10/27/2023	GBP	(3,606,522)	(530,211)	–	(530,211)
Morgan Stanley	LVMH Moet Hennessy	MC FP EQUITY	1-Month LIBOR	Annually	09/08/2023	EUR	(3,247,977)	329,520	–	329,520
Goldman Sachs	Pernod Ricard SA	RI FP EQUITY	1-Month LIBOR	Annually	10/05/2022	EUR	(621,193)	238,973	–	238,973
Goldman Sachs	Pernod Ricard SA	RI FP EQUITY	1-Month LIBOR	Annually	10/05/2022	EUR	(622,824)	239,042	–	239,042
Goldman Sachs	Pernod Ricard SA	RI FP EQUITY	1-Month LIBOR	Annually	10/05/2022	EUR	(124,071)	46,787	–	46,787
Goldman Sachs	Pernod Ricard SA	RI FP EQUITY	1-Month LIBOR	Annually	12/17/2023	EUR	(421,807)	3,301	–	3,301
Goldman Sachs	Pernod Ricard SA	RI FP EQUITY	1-Month LIBOR	Annually	10/05/2022	EUR	(623,855)	224,709	–	224,709
Goldman Sachs	Pernod Ricard SA	RI FP EQUITY	1-Month LIBOR	Annually	10/05/2022	EUR	(1,247,865)	808,330	–	808,330
JPMorgan Chase	Schneider Electric	SU FP EQUITY	1-Month LIBOR	Annually	12/20/2023	EUR	(4,645,030)	951,165	–	951,165
Goldman Sachs	STMicroElectronics	STM FP EQUITY	1-Month LIBOR	Annually	10/05/2022	EUR	(248,025)	117,218	–	117,218
Goldman Sachs	STMicroElectronics	STM FP EQUITY	1-Month LIBOR	Annually	12/17/2023	USD	(406,175)	16,020	–	16,020
Goldman Sachs	STMicroElectronics	STM FP EQUITY	1-Month LIBOR	Annually	10/05/2022	EUR	(997,965)	630,803	–	630,803
Morgan Stanley	Taiwan Semiconductor	2330 TT EQUITY	1-Month LIBOR	Annually	12/14/2022	USD	(746,482)	168,076	–	168,076
Goldman Sachs	Unilever PLC	ULVR LN EQUITY	1-Month LIBOR	Annually	10/05/2022	GBP	(554,483)	(61,474)	–	(61,474)
Goldman Sachs	Unilever PLC	ULVR LN EQUITY	1-Month LIBOR	Annually	10/05/2022	GBP	(689,727)	(100,421)	–	(100,421)
Goldman Sachs	Unilever PLC	ULVR LN EQUITY	1-Month LIBOR	Annually	02/12/2023	GBP	(230,286)	4,207	–	4,207
Goldman Sachs	Unilever PLC	ULVR LN EQUITY	1-Month LIBOR	Annually	10/05/2022	GBP	(565,423)	(85,715)	–	(85,715)
Goldman Sachs	Unilever PLC	ULVR LN EQUITY	1-Month LIBOR	Annually	10/05/2022	GBP	(541,190)	(129,569)	–	(129,569)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2021

Total Return Swaps
	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation (Depreciation)
Morgan Stanley	Veolia Environment	VIE FP EQUITY	1-Month LIBOR	Annually	10/05/2022	EUR	(6,291,562)	$1,518,076	$–	$1,518,076
Bank of America	Vinci SA	DG FP EQUITY	1-Month LIBOR	Annually	12/16/2023	EUR	(705,174)	77,560	–	77,560
Bank of America	Vinci SA	DG FP EQUITY	1-Month LIBOR	Annually	11/18/2023	EUR	(1,034,550)	(8,579)	–	(8,579)
Bank of America	Vinci SA	DG FP EQUITY	1-Month LIBOR	Annually	11/09/2023	EUR	(723,575)	(18,367)	–	(18,367)
Bank of America	Vinci SA	DG FP EQUITY	1-Month LIBOR	Annually	02/08/2023	EUR	(1,314,972)	122,783	–	122,783
Bank of America	Vinci SA	DG FP EQUITY	1-Month LIBOR	Annually	12/10/2023	EUR	(715,746)	60,124	–	60,124
Bank of America	Vinci SA	DG FP EQUITY	1-Month LIBOR	Annually	06/10/2023	EUR	(701,289)	(12,912)	–	(12,912)
Bank of America	Vinci SA	DG FP EQUITY	1-Month LIBOR	Annually	10/14/2023	EUR	(167,015)	9,620	–	9,620
Bank of America	Vinci SA	DG FP EQUITY	1-Month LIBOR	Annually	12/17/2023	EUR	(421,758)	35,838	–	35,838
Bank of America	Vinci SA	DG FP EQUITY	1-Month LIBOR	Annually	11/29/2023	EUR	(715,497)	75,973	–	75,973
Bank of America	Vinci SA	DG FP EQUITY	1-Month LIBOR	Annually	10/07/2023	EUR	(388,844)	22,507	–	22,507
Bank of America	Vinci SA	DG FP EQUITY	1-Month LIBOR	Annually	10/26/2023	EUR	(426,402)	15,541	–	15,541

								$14,224,505	$–	$14,224,505

*	Non-income producing security.
(a)	Securities are grouped by coupon and represent a range of maturities.
(b)	Zero coupon security.
(c)	Interest rate represents the security’s effective yield at the time of purchase.

ADR — American Depositary Receipt

CHF — Swiss Franc

Cl — Class

DAC — Designated Activity Company

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P — Standard & Poor’s

TSX — Toronto Stock Exchange

TWD — Taiwan Dollar

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2021

The following table summarizes the inputs used as of December 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$136,217,086	$38,752,099	$–	$174,969,185
U.S. Treasury Obligations	–	89,982,730	–	89,982,730
Exchange-Traded Fund	6,128,915	–	–	6,128,915

Total Investments in Securities	$142,346,001	$128,734,829	$–	$271,080,830

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$81,244	$–	$–	$81,244
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	15,452,644	–	15,452,644
Unrealized Depreciation	–	(1,228,139)	–	(1,228,139)

Total Other Financial Instruments	$81,244	$14,224,505	$–	$14,305,749

*Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—“ are $0.

For the year ended December 31, 2021, there were no transfers in or out of Level 3. For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	New World Opportunities Fund	Endeavour Equity Fund
Assets:
Investments, at Value (Cost $348,688,506 and $144,866,911)	$335,926,678	$153,688,255
Foreign Currency, at Value (Cost $10,467 and $1,226,744)	8,362	1,236,718
Swap Contracts, at Value (Cost $– and $–)	–	2,789,046
Options Purchased, at Value (Cost $– and $167,073)	–	131,537
Cash Equivalents	7,345,758	7,210,037
Interest and Dividend Receivable	3,874,565	26,563
Cash Pledged as Collateral for Futures Contracts	69,362	751,842
Cash Pledged as Collateral for Swap Contracts	716,813	–
Cash Pledged as Collateral for Forward Foreign Currency Contracts	129,995	–
Cash Pledged as Collateral for Option Contracts	1,563,117	18,304
Receivable for Investment Securities Sold	353,265	4,516
Unrealized Appreciation on Forward Foreign Currency Contracts	8,577	122,281
Unrealized Appreciation on Foreign Spot Currency Contracts	2,249	–
Tax Reclaim Receivable	–	4,760
Prepaid Expenses	10,913	17,330

Total Assets	350,009,654	166,001,189

Liabilities:
Swap Contracts, at Value (Premiums $– and $–)	–	493,360
Options Written, at Value (Proceeds $– and $23,491)	–	15,417
Payable for Investment Securities Purchased	1,940,303	241,386
Due to Adviser	141,701	27,915
Due to Administrator	12,055	8,493
Unrealized Depreciation on Forward Foreign Currency Contracts	4,304	9,698
Chief Compliance Officer Fees Payable	1,131	508
Deposits from Counterparty	311	2,783,749
Trustees Fees Payable	52	23
Payable for Capital Shares Redeemed	–	126
Other Accrued Expenses	86,721	55,550

Total Liabilities	2,186,578	3,636,225

Net Assets	$347,823,076	$162,364,964

Net Assets Consist of:
Paid-in Capital	$362,456,211	$154,047,739
Total Distributable Earnings (Loss)	(14,633,135)	8,317,225

Net Assets	$347,823,076	$162,364,964

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

	New World Opportunities Fund	Endeavour Equity Fund

Institutional Shares:
Net Assets	$347,674,316	$161,382,867
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	36,300,137	11,743,681

Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$9.58	$13.74

Class X Shares:
Net Assets	$148,760	$982,097
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	15,525	71,741

Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$9.58	$13.69

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	Discover Equity Fund	International Equity Fund
Assets:
Investments, at Value (Cost $441,343,016 and $259,661,483)	$546,891,551	$271,080,830
Foreign Currency, at Value (Cost $826 and $1,303,799)	826	1,311,419
Swap Contracts, at Value (Cost $– and $–)	–	15,452,644
Options Purchased, at Value (Cost $1,693,335 and $–)	1,530,000	–
Cash Pledged as Collateral for Option Contracts	1,089,460	–
Cash Pledged as Collateral for Future Contracts	10,025,986	–
Cash Equivalents	1,850,271	22,646,158
Due from Broker	177,540	–
Unrealized Appreciation on Forward Foreign Currency Contracts	89,985	–
Receivable for Capital Shares Sold	100	–
Receivable for Investment Securities Sold	–	3,220,443
Interest and Dividend Receivable	–	83,179
Tax Reclaim Receivable	–	195,351
Prepaid Expenses	22,959	185,503

Total Assets	561,678,678	314,175,527

Liabilities:
Swap Contracts, at Value (Premiums $– and $–)	668,656	1,228,139
Options Written, at Value (Proceeds $1,606,987 and $–)	1,425,000	–
Due to Adviser	19,038,368	108,714
Deposits from counterparty	703,358	7,148,313
Unrealized Depreciation on Forward Foreign Currency Contracts	73,675	–
Due to Administrator	19,189	10,868
Payable for Capital Shares Redeemed	12,840	–
Chief Compliance Officer Fees Payable	1,767	1,002
Trustees Fees Payable	81	46
Due to Broker	–	419,683
Other Accrued Expenses	68,493	46,715

Total Liabilities	22,011,427	8,963,480

Net Assets	$539,667,251	$305,212,047

Net Assets Consist of:
Paid-in Capital	$417,967,817	$293,710,960
Total Distributable Earnings	121,699,434	11,501,087

Net Assets	$539,667,251	$305,212,047

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

	Discover Equity Fund	International Equity Fund

Institutional Shares:
Net Assets	$532,948,260	$304,220,080
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	33,643,379	28,828,087

Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$15.84	$10.55

Class X Shares:
Net Assets	$6,718,991	$991,967
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	425,187	93,994

Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$15.80	$10.55

Amount designated as “—“ is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

STATEMENTS OF OPERATIONS

	New World Opportunities Fund	Endeavour Equity Fund
Investment Income:
Interest Income	$15,994,007	$16,896
Dividend Income	68,486	377,133
Less: Foreign Taxes Withheld	(9,414)	(11,262)

Total Investment Income	16,053,079	382,767

Expenses:
Investment Advisory Fees (Note 7)	1,537,433	388,600
Administration Fees	147,817	100,000
Trustees’ Fees	10,870	3,104
Chief Compliance Officer Fees	4,442	2,869
Shareholder Servicing Fees (Class A Shares)	180	645
Custodian Fees	109,368	47,874
Transfer Agent Fees	58,080	50,032
Registration Fees	42,784	46,293
Professional Fees	63,941	71,211
Printing Fees	17,363	7,607
Insurance and Other Expenses	95,783	20,660

Total Expenses	2,088,061	738,895

Less:
Waiver of Investment Advisory Fees (Note 7)	(48,865)	(61,586)

Net Expenses	2,039,196	677,309

Net Investment Income (Loss)	14,013,883	(294,542)

Net Realized Gain (Loss) on:
Investments	3,353,233	13,088,151
Futures Contracts	(59,100)	854,870
Foreign Currency Transactions	(145,878)	(41,851)
Forward Foreign Currency Contracts	562,131	667,640
Swap Contracts	236,706	(1,026,173)
Option Contracts	(31,421)	(1,672,165)

Net Realized Gain	3,915,671	11,870,472

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(30,204,446)	(1,935,579)
Futures Contracts	183,148	614,617
Foreign Currency Translation	(3,064)	7,803
Forward Foreign Currency Contracts	(4,060)	140,261
Swap Contracts	(1,268,486)	1,626,748
Option Contracts	–	(14,790)

Net Change in Unrealized Appreciation (Depreciation)	(31,296,908)	439,060

Net Realized and Unrealized Gain (Loss)	(27,381,237)	12,309,532

Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,367,354)	$12,014,990

Amount	designated as “—“ is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

STATEMENTS OF OPERATIONS

	Discover Equity Fund	International Equity Fund

Investment Income:
Interest Income	$15,655	$38,804
Dividend Income	487,918	3,677,557
Less: Foreign Taxes Withheld	–	(351,543)

Total Investment Income	503,573	3,364,818

Expenses:
Investment Advisory Fees (Note 7)	20,404,743	3,153,771
Administration Fees	202,080	130,312
Trustees’ Fees	13,856	9,530
Chief Compliance Officer Fees	5,892	4,156
Shareholder Servicing Fees (Class A Shares)	4,399	581
Professional Fees	74,140	54,333
Transfer Agent Fees	70,509	37,524
Custodian Fees	55,108	44,484
Registration Fees	52,414	33,891
Printing Fees	29,806	18,225
Offering Costs	–	68,203
Insurance and Other Expenses	36,229	24,386

Total Expenses	20,949,176	3,579,396

Less:
Waiver of Investment Advisory Fees (Note 7)	–	(1,850,384)
Waiver Recapture (Note 7)	69,010	–

Net Expenses	21,018,186	1,729,012

Net Investment Income (Loss)	(20,514,613)	1,635,806

Net Realized Gain (Loss) on:
Investments	137,487,630	4,007,223
Futures Contracts	4,407,283	1,294,028
Foreign Currency Transactions	(92,008)	103,006
Forward Foreign Currency Contracts	366,199	(26,381)
Swap Contracts	2,385,325	9,369,717
Option Contracts	(12,002)	738,063

Net Realized Gain	144,542,427	15,485,656

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(5,050,039)	(3,010,706)
Futures Contracts	(557,322)	(313,930)
Foreign Currency Translation	4,635	(23,921)
Forward Foreign Currency Contracts	308,334	–
Swap Contracts	888,074	8,781,792
Option Contracts	18,652	–

Net Change in Unrealized Appreciation (Depreciation)	(4,387,666)	5,433,235

Net Realized and Unrealized Gain	140,154,761	20,918,891

Net Increase in Net Assets Resulting from Operations	$119,640,148	$22,554,697

Amount designated as “—“ is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net Investment Income	$14,013,883	$10,245,834
Net Realized Gain on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	3,915,671	2,751,705
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Translation	(31,296,908)	14,362,600

Net Increase (Decrease) in Net Assets Resulting from Operations	(13,367,354)	27,360,139

Return of Capital	(456,616)	—

Distributions:	(17,435,018)	(10,701,673)

Capital Share Transactions:
Institutional Shares:
Issued	7,429,513	831,000
Reinvestment of Distributions	5,850,946	62,092
Redeemed	(4,836,894)	(3,048)

Net Institutional Share Transactions	8,443,565	890,044

Class X Shares:
Issued	172,790	159,500
Reinvestment of Distributions	11,114	1,185
Redeemed	(173,228)	(901)

Net Class X Share Transactions	10,676	159,784

Net Increase in Net Assets from Share Transactions	8,454,241	1,049,828

Total Increase (Decrease) in Net Assets	(22,804,747)	17,708,294

Net Assets:
Beginning of Year	370,627,823	352,919,529

End of Year	$347,823,076	$370,627,823

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares Issued and Redeemed:
Institutional Shares:
Issued	711,448	82,808
Reinvestment of Distributions	598,994	6,330
Redeemed	(496,330)	(314)

Net Institutional Shares Capital Share Transactions	814,112	88,824

Class X Shares:
Issued	16,732	15,256
Reinvestment of Distributions	1,116	114
Redeemed	(17,617)	(86)

Net Class X Shares Capital Share Transactions	231	15,284

Net Increase in Shares Outstanding from Share Transactions	814,343	104,108

Amounts	designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net Investment Loss	$(294,542)	$(1,014,105)
Net Realized Gain on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	11,870,472	3,356,960
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Translation	439,060	9,167,603

Net Increase in Net Assets Resulting from Operations	12,014,990	11,510,458

Distributions:	(16,216,564)	(1,224,078)

Capital Share Transactions:
Institutional Shares:
Issued	102,486,252	9,637,443
Reinvestment of Distributions	11,976,189	401,791
Redeemed	(631,027)	(50,000)

Net Institutional Share Transactions	113,831,414	9,989,234

Class X Shares:
Issued	921,630	94,800
Reinvestment of Distributions	96,579	1,520
Redeemed	(107,005)	(3,255)

Net Class X Share Transactions	911,204	93,065

Net Increase in Net Assets from Share Transactions	114,742,618	10,082,299

Total Increase in Net Assets	110,541,044	20,368,679

Net Assets:
Beginning of Year	51,823,920	31,455,241

End of Year	$162,364,964	$51,823,920

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

	Year Ended December 31, 2021	Year Ended December 31, 2020
Shares Issued and Redeemed:
Institutional Shares:
Issued	7,150,307	829,428
Reinvestment of Distributions	867,294	29,813
Redeemed	(43,794)	(4,669)

Net Institutional Shares Capital Share Transactions	7,973,807	854,572

Class X Shares:
Issued	64,298	7,425
Reinvestment of Distributions	7,023	113
Redeemed	(7,118)	(401)

Net Class X Shares Capital Share Transactions	64,203	7,137

Net Increase in Shares Outstanding from Share Transactions	8,038,010	861,709

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net Investment Loss	$(20,514,613)	$(9,388,650)
Net Realized Gain on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	144,542,427	31,090,893
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Translation	(4,387,666)	109,618,523

Net Increase in Net Assets Resulting from Operations	119,640,148	131,320,766

Distributions:	(121,453,559)	(7,810,499)

Capital Share Transactions:
Institutional Shares:
Issued	103,573,903	222,275,430
Reinvestment of Distributions	84,333,350	208,023
Redeemed	(362,291)	(60,224)

Net Institutional Share Transactions	187,544,962	222,423,229

Class X Shares:
Issued	2,642,442	2,413,754
Reinvestment of Distributions	1,464,540	75,526
Redeemed	(647,634)	(49,238)

Net Class X Share Transactions	3,459,348	2,440,042

Net Increase in Net Assets from Share Transactions	191,004,310	224,863,271

Total Increase in Net Assets	189,190,899	348,373,538

Net Assets:
Beginning of Year	350,476,352	2,102,814

End of Year	$539,667,251	$350,476,352

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

	Year Ended December 31, 2021	Year Ended December 31, 2020

Shares Issued and Redeemed:
Institutional Shares:
Issued	6,059,432	22,073,670
Reinvestment of Distributions	5,310,664	13,668
Redeemed	(19,544)	(4,512)

Net Institutional Shares Capital Share Transactions	11,350,552	22,082,826

Class X Shares:
Issued	144,984	222,670
Reinvestment of Distributions	92,458	4,969
Redeemed	(36,502)	(3,404)

Net Class X Shares Capital Share Transactions	200,940	224,235

Net Increase in Shares Outstanding from Share Transactions	11,551,492	22,307,061

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Period Ended December 31, 2020(1)
Operations:
Net Investment Income (Loss)	$1,635,806	$(185,971)
Net Realized Gain on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	15,485,656	16,356,979
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Translation	5,433,235	20,289,224

Net Increase in Net Assets Resulting from Operations	22,554,697	36,460,232

Return of Capital	(103,825)	—

Distributions:	(47,513,844)	—

Capital Share Transactions:
Institutional Shares:
Issued	343,140	271,250,143
Reinvestment of Distributions	21,075,325	—
Redeemed	(125)	—

Net Institutional Share Transactions	21,418,340	271,250,143

Class X Shares:
Issued	1,265,620	52,655
Reinvestment of Distributions	159,536	—
Redeemed	(331,507)	—

Net Class X Share Transactions	1,093,649	52,655

Net Increase in Net Assets from Share Transactions	22,511,989	271,302,798

Total Increase (Decrease) in Net Assets	(2,550,983)	307,763,030

Net Assets:
Beginning of Year	307,763,030	—

End of Year	$305,212,047	$307,763,030

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

	Year Ended December 31, 2021	Period Ended December 31, 2020(1)

Shares Issued and Redeemed:
Institutional Shares:
Issued	29,374	26,804,998
Reinvestment of Distributions	1,993,726	—
Redeemed	(11)	—

Net Institutional Shares Capital Share Transactions	2,023,089	26,804,998

Class X Shares:
Issued	103,561	4,703
Reinvestment of Distributions	15,056	—
Redeemed	(29,326)	—

Net Class X Shares Capital Share Transactions	89,291	4,703

Net Increase in Shares Outstanding from Share Transactions	2,112,380	26,809,701

(1)	Commenced operations on October 1, 2020.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Period

Institutional Shares	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2019(1)
Net Asset Value, Beginning of Period	$10.44	$9.97	$10.00

Income (Loss) from Operations:
Net Investment Income(2)	0.39	0.29	0.33
Net Realized and Unrealized Gain (Loss)	(0.76)	0.48	(0.04)

Total from Operations	(0.37)	0.77	0.29

Dividends and Distributions:
Net Investment Income	(0.35)	(0.30)	(0.32)
Net Realized Gain	(0.13)	—	—
Return of Capital	(0.01)	—	—

Total Dividends and Distributions	(0.49)	(0.30)	(0.32)

Net Asset Value, End of Period	$9.58	$10.44	$9.97

Total Return†	(3.59)%	7.98%	2.97%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$347,674	$370,468	$352,919
Ratio of Expenses to Average Net Assets	0.55%	1.46%	0.50%**(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.57%	1.53%	0.61%**
Ratio of Net Investment Income to Average Net Assets	3.79%	2.89%	4.04%**
Portfolio Turnover Rate†	133%	132%	78%

(1)	Commenced operations on March 18, 2019.
(2)	Calculated using average shares.
(3)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 1.33%.
**	Annualized
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Concluded)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Period

Class X Shares	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$10.44	$9.97	$9.94

Income (Loss) from Operations:
Net Investment Income(1)	0.38	0.12	0.11
Net Realized and Unrealized Gain (Loss)	(0.76)	0.65	0.14

Total from Operations	(0.38)	0.77	0.25

Dividends and Distributions:
Net Investment Income	(0.35)	(0.30)	(0.22)
Net Realized Gain	(0.13)	—	—
Return of Capital	(0.00)^	—	—

Total Dividends and Distributions	(0.48)	(0.30)	(0.22)

Net Asset Value, End of Period	$9.58	$10.44	$9.97

Total Return†	(3.68)%	7.98%	2.52%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$149	$160	$—
Ratio of Expenses to Average Net Assets	0.63%	3.69%	0.03%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.64%	3.73%	0.03%**
Ratio of Net Investment Income to Average Net Assets	3.71%	1.11%	3.84%**
Portfolio Turnover Rate†	133%	132%	78%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 1.48%.
*	Commenced operations on September 13, 2019.
**	Annualized
^	Amount represents less than $0.01 per share.
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Period

Institutional Shares	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$13.72	$10.79	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.04)	(0.32)	0.02
Net Realized and Unrealized Gain	1.53	3.58	0.77

Total from Operations	1.49	3.26	0.79

Dividends and Distributions:
Net Investment Income	(0.26)	(0.01)	—
Net Realized Gain	(1.21)	(0.32)	—

Total Dividends and Distributions	(1.47)	(0.33)	—

Net Asset Value, End of Period	$13.74	$13.72	$10.79

Total Return†	10.94%	30.24%	7.90%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$161,383	$51,721	$31,451
Ratio of Expenses to Average Net Assets	0.56%	3.44%	0.44%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.61%	4.15%	1.60%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24)%	(2.86)%	0.36%**
Portfolio Turnover Rate†	338%	270%	39%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average nets asset would have been 1.94%.
*	Commenced operations on September 30, 2019.
**	Annualized
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND

FINANCIAL HIGHLIGHTS (Concluded)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Period

Class X Shares	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$13.67	$10.77	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.04)	(0.52)	0.02
Net Realized and Unrealized Gain	1.52	3.75	0.75

Total from Operations	1.48	3.23	0.77

Dividends and Distributions:
Net Investment Income	(0.25)	(0.01)	—
Net Realized Gain	(1.21)	(0.32)	—

Total Dividends and Distributions	(1.46)	(0.33)	—

Net Asset Value, End of Period	$13.69	$13.67	$10.77

Total Return†	10.91%	30.02%	7.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$982	$103	$4
Ratio of Expenses to Average Net Assets	0.60%	4.71%	0.47%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.68%	5.30%	1.55%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.29)%	(4.27)%	0.63%**
Portfolio Turnover Rate†	338%	270%	39%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net asset would have been 2.09%.
*	Commenced operations on September 30, 2019.
**	Annualized
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Period

Institutional Shares	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2019(1)
Net Asset Value, Beginning of Period	$15.57	$10.01	$10.00

Income (Loss) from Operations:
Net Investment Loss(2)	(0.78)	(0.44)	0.00
Net Realized and Unrealized Gain	5.29	6.35	0.01

Total from Operations	4.51	5.91	0.01

Dividends and Distributions:
Net Realized Gain	(4.24)	(0.35)	—

Total Dividends and Distributions	(4.24)	(0.35)	—

Net Asset Value, End of Period	$15.84	$15.57	$10.01

Total Return†	28.87%	59.09%	0.10%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$532,948	$346,990	$2,103
Ratio of Expenses to Average Net Assets	4.16%(4)	4.17%	—%	(3)**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	4.15%	4.23%	nm%
Ratio of Net Investment Loss to Average Net Assets	(4.06)%	(3.92)%	—%**
Portfolio Turnover Rate†	95%	123%	—%

(1)	Commenced operations on December 30, 2019.
(2)	Calculated using average shares.
(3)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net asset would have been 2.30%.
(4)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
**	Annualized
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

nm	Expenses to average net assets excluding waivers is not a meaningful percentage as the Fund was open for 1 day and incurred $8,748 in expenses.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND

FINANCIAL HIGHLIGHTS (Concluded)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Period

Class X Shares	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2019(1)
Net Asset Value, Beginning of Period	$15.54	$10.01	$10.00

Income (Loss) from Operations:
Net Investment Loss(2)	(0.78)	(0.53)	0.00
Net Realized and Unrealized Gain	5.28	6.41	0.01

Total from Operations	4.50	5.88	0.01

Dividends and Distributions:
Net Realized Gain	(4.24)	(0.35)	—

Total Dividends and Distributions	(4.24)	(0.35)	—

Net Asset Value, End of Period	$15.80	$15.54	$10.01

Total Return†	28.86%	58.79%	0.10%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$6,719	$3,486	$—
Ratio of Expenses to Average Net Assets	4.18%(4)	4.37%	—%**	(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	4.16%	4.42%	nm%
Ratio of Net Investment Loss to Average Net Assets	(4.08)%	(4.17)%	—%**
Portfolio Turnover Rate†	95%	123%	—%

(1)	Commenced operations on December 30, 2019.
(2)	Calculated using average shares.
(3)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 2.45%.
(4)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
**	Annualized
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

nm	Expenses to average net assets excluding waivers is not a meaningful percentage as the Fund was open for 1 day and incurred $8,748 in expenses.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Period

Institutional Shares	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net Asset Value, Beginning of Period	$11.48	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.06	(0.01)
Net Realized and Unrealized Gain	0.78	1.49

Total from Operations	0.84	1.48

Dividends and Distributions:
Net Investment Income	(0.87)	—
Net Realized Gain	(0.90)	—
Return of Capital	(0.00)^	—

Total Dividends and Distributions	(1.77)	—

Net Asset Value, End of Period	$10.55	$11.48

Total Return†	7.27%	14.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$304,220	$307,709
Ratio of Expenses to Average Net Assets	0.53%	0.60%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10%	0.60%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%	(0.28)%**
Portfolio Turnover Rate†	61%	11%

(1)	Calculated using average shares.
*	Commenced operations on October 1, 2020.
**	Annualized
^	Amount represents less than $0.01 per share.
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (Concluded)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Period

Class X Shares	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net Asset Value, Beginning of Period	$11.48	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.04	(0.01)
Net Realized and Unrealized Gain	0.79	1.49

Total from Operations	0.83	1.48

Dividends and Distributions:
Net Investment Income	(0.86)	—
Net Realized Gain	(0.90)	—
Return of Capital	(0.00)^	—

Total Dividends and Distributions	(1.76)	—

Net Asset Value, End of Period	$10.55	$11.48

Total Return†	7.21%	14.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$992	$54
Ratio of Expenses to Average Net Assets	0.46%	0.59%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.32%	0.59%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35%	(0.28)%**
Portfolio Turnover Rate†	61%	11%

(1)	Calculated using average shares.
*	Commenced operations on October 1, 2020.
**	Annualized
^	Amount represents less than $0.01 per share.
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 55 funds. The financial statements herein are those of the Aperture Funds (the “Funds”). The investment objective of the Aperture New World Opportunities Fund is to seek total return, consisting of current income and capital appreciation. The investment objective of the Aperture Endeavour Equity Fund is to seek a return in excess of the MSCI ACWI hedged to USD Net Total Return Index. The investment objective of the Aperture Discover Equity Fund is to seek a return in excess of the Russell 2000 Total Return Index. The investment objective of the Aperture International Equity Fund is to seek a return in excess of the MSCI ACWI ex-US Index. The Aperture New World Opportunities Fund is classified as a diversified investment company. The Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund are “non-diversified” Funds. Aperture Investors, LLC serves as the Funds’ investment adviser (the “Adviser”). The Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund currently offer Institutional Shares and Class X Shares. The Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund commenced operations on March 18, 2019, September 30, 2019, December 30, 2019 and October 1, 2020, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year December 31, 2021, there have been no significant changes to the Funds’ fair valuation methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., open tax years, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Funds’ Schedule of Investments for details regarding open futures contracts as of December 31, 2021.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/ or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Funds distribute their net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Offering Costs — The Funds incurred offering costs, including costs of legal, printing and registration fees, to be amortized over twelve months from inception of the Funds. As of December 31, 2021, only Aperture International Equity Fund had offering cost which was fully amortized during the year.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year or period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts as of December 31, 2021, if applicable.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps, equity swaps contracts, interest rate swaps and credit default swaps. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal.

The Funds may use credit default swaps to reduce risk where the Funds have exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Funds at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of December 31, 2021, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objectives. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategies.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss. Any realized or unrealized gains (loss) during the year or period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period. The fair value of derivative instruments as of December 31, 2021, was as follows:

	Aperture New World Opportunities Fund

	Asset Derivatives				Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value			Statements of Assets and Liabilities Location	Fair Value
Interest Rate contracts	Net Assets — Unrealized appreciation on Future Contracts	$23,380	†	Interest Rate contracts	Net Assets — Unrealized depreciation on Future Contracts	$24,413	†

	Net Assets — Unrealized appreciation on Swap Contracts	156,424	*		Net Assets — Unrealized depreciation on Swap Contracts	105,921	*

Foreign Exchange contracts	Unrealized gain on forward foreign currency contracts	8,577		Foreign Exchange contracts	Unrealized loss on forward foreign currency contracts	4,304

Credit contracts	Net Assets — Unrealized appreciation on Swap Contracts	–	*	Credit contracts	Net Assets — Unrealized depreciation on Swap Contracts	60,938	*

		$188,381				$195,576

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

	Aperture Endeavour Equity Fund

	Asset Derivatives				Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value			Statements of Assets and Liabilities Location	Fair Value
Equity contracts	Net Assets —Unrealized appreciation on Future Contracts	$626,972	†	Equity contracts	Net Assets — Unrealized depreciation on Future Contracts	$–	†

	Net Assets — Unrealized appreciation on Swap Contracts	2,789,046	*		Net Assets — Unrealized depreciation on Swap Contracts	493,360	*

	Options purchased, at value	131,587			Options written, at value	15,417

Foreign Exchange contracts	Unrealized gain on forward foreign currency contracts	122,281		Foreign Exchange contracts	Unrealized loss on forward foreign currency contracts	9,698

		$3,669,886				$518,475

	Aperture Discover Equity Fund

	Asset Derivatives				Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value			Statements of Assets and Liabilities Location	Fair Value
Equity contracts	Net Assets —Unrealized appreciation on Future Contracts	$318,594	†	Equity contracts	Net Assets — Unrealized depreciation on Future Contracts	$–	†

	Net Assets — Unrealized appreciation on Swap Contracts	–	*		Net Assets — Unrealized depreciation on Swap Contracts	668,656	*

	Options purchased, at value	1,530,000			Options written, at value	1,425,000

Foreign Exchange contracts	Unrealized gain on forward foreign currency contracts	89,985		Foreign Exchange contracts	Unrealized loss on forward foreign currency contracts	73,675

		$1,938,579				$2,167,331

	Aperture International Equity Fund

	Asset Derivatives				Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value			Statements of Assets and Liabilities Location	Fair Value
Equity contracts	Net Assets —Unrealized appreciation on Future Contracts	$81,244	†	Equity contracts	Net Assets — Unrealized depreciation on Future Contracts	$–	†

	Net Assets — Unrealized appreciation on Swap Contracts	15,452,644	*		Net Assets — Unrealized depreciation on Swap Contracts	1,228,139	*

		$15,533,888				$1,228,139

* Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedules of Investments.

† Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Aperture New World Opportunities Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Interest rate contracts	$395,778	$–	$625,131	$(31,421)	$989,488
Equity contracts	(454,878)	–	(25,237)	–	(480,115)
Credit contracts	–	–	(363,188)	–	(363,188)
Foreign exchange contracts	–	562,131	–	–	562,131
Total	$(59,100)	$562,131	$236,706	$(31,421)	$708,316

Aperture Endeavour Equity Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Equity contracts	$854,870	$–	$(1,026,173)	$(1,672,165)	$(1,843,468)
Foreign exchange contracts	–	667,640	–	–	667,640
Total	$854,870	$667,640	$(1,026,173)	$(1,672,165)	$(1,175,828)

Aperture Discover Equity Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Equity contracts	$4,407,283	$–	$2,385,325	$(12,002)	$6,780,606
Foreign exchange contracts	–	366,199	–	–	366,199
Total	$4,407,283	$366,199	$2,385,325	$(12,002)	$7,146,805

Aperture International Equity Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Equity contracts	$1,294,028	$–	$9,369,717	$738,063	$11,401,808
Foreign exchange contracts	–	(26,381)	–	–	(26,381)
Total	$1,294,028	$(26,381)	$9,369,717	$738,063	$11,375,427

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Aperture New World Opportunities Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Interest rate contracts	$2,720	$–	$50,993	$–	$53,713
Equity contracts	180,428	–	(1,471,338)	–	(1,290,910)
Credit contracts	–	–	151,859	–	151,859
Foreign exchange contracts	–	(4,060)	–	–	(4,060)
Total	$183,148	$(4,060)	$(1,268,486)	$–	$(1,089,398)

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

Aperture Endeavour Equity Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Equity contracts	$614,617	$–	$1,626,748	$(14,790)	$2,226,575
Foreign exchange contracts	–	140,261	–	–	140,261
Total	$614,617	$140,261	$1,626,748	$(14,790)	$2,366,836

Aperture Discover Equity Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Equity contracts	$(557,322)	$–	$888,074	$18,652	$349,404
Foreign exchange contracts	–	308,334	–	–	308,334
Total	$(557,322)	$308,334	$888,074	$18,652	$657,738

Aperture International Equity Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Equity contracts	$(313,930)	$–	$8,781,792	$–	$8,467,862
Total	$(313,930)	$–	$8,781,792	$–	$8,467,862

The following table discloses the volume of the Fund’s futures contracts, option contracts, forward foreign currency contracts, and swap contracts activity during the year ended December 31, 2021:

	Aperture International Equity Fund	Aperture Discover Equity Fund	Aperture Endeavour Equity Fund	Aperture New World Opportunities Fund
Futures Contracts:

Interest Contracts

Average Notional Balance Long †	$14,438,813	$23,901,822	$14,017,940	$4,397,590

Average Notional Balance Short †	–	–	1,527,267	16,373,625

Ending Notional Balance Long †	5,957,508	20,763,726	21,488,727	2,981,288

Ending Notional Balance Short †	–	–	–	11,395,176

Forward Foreign Currency Contracts:

Average Notional Balance Long	–	5,210,681	1,320,754	10,388,013

Average Notional Balance Short	–	33,087,760	15,026,156	14,100,461

Swaps:

Total Return Basket Swaps

Average Notional Balance Long	143,921,274	25,645,285	959,358,273	6,139,174

Average Notional Balance Short	106,689,925	23,646,995	60,091,337	6,194,757

Ending Notional Balance Long	121,062,263	5,563,330	136,665,289	–

Ending Notional Balance Short	84,343,929	6,231,850	126,483,930	–

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

	Aperture International Equity Fund	Aperture Discover Equity Fund	Aperture Endeavour Equity Fund	Aperture New World Opportunities Fund

Swaps: (continued)

Credit Contracts

Average Notional Balance Long	–	–	–	137,720

Ending Notional Balance Long	–	–	–	601,093

Interest Contracts

Average Notional Balance	–	–	–	2,196,414

Ending Notional Balance	–	–	–	659,107

Options/Swaptions:

Equity

Average Notional Balance Long†	–	635,334	342,416	–

Average Notional Balance Short†	–	607,746	187,283	–

Ending Notional Balance Long†	–	1,693,335	167,073	–

Ending Notional Balance Short†	–	1,606,987	23,491	–

† Represents cost.

The Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Funds as of December 31, 2021

	Aperture New World Opportunities Fund
	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†
Barclays Capital Inc.	$1,357	$–	$1,357	$(222)	$–	$(222)	$1,135	$–	$1,135

Goldman Sachs	4,520	–	4,520	(1,014)	–	(1,014)	3,506	–	3,506

JPMorgan Chase	2,303	–	2,303	(2,837)	–	(2,837)	(534)	534	–

Morgan Stanley	397	–	397	(231)	–	(231)	166	–	166

Total over the counter	$8,577	$–	$8,577	$(4,304)	$–	$(4,304)

	Aperture Endeavour Equity Fund
	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†
Bank of America	$–	$259,872	$259,872	$–	$(99,659)	$(99,659)	$160,213	$–	$160,213

Goldman Sachs	–	356,751	356,751	–	(336,426)	(336,426)	20,325	–	20,325

JPMorgan Chase	117,596	346,044	463,640	(8,898)	(1,389)	(10,287)	453,353	(153,048)	300,305

Morgan Stanley	4,685	1,826,379	1,831,064	(800)	(55,886)	(56,686)	1,774,378	(1,774,378)	–

Total over the counter	$122,281	$2,789,046	$2,911,327	$(9,698)	$(493,360)	$(503,058)

	Aperture Discover Equity Fund
	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†

JPMorgan Chase	$30,036	$–	$30,036	$–	$–	$–	$30,036	$–	$30,036

Morgan Stanley	59,949	–	59,949	(73,675)	(668,656)	(742,331)	(682,382)	682,382	–

Total over the counter	$89,985	$–	$89,985	$(73,675)	$(668,656)	$(742,331)

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

	Aperture International Equity Fund
	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†
Bank of America	$–	$2,636,100	$2,636,100	$–	$(46,755)	$(46,755)	$2,589,345	$–	$2,589,345

Goldman Sachs	–	5,577,033	5,577,033	–	(647,230)	(647,230)	4,929,803	–	4,929,803

JPMorgan Chase	–	2,398,729	2,398,729	–	(534,154)	(534,154)	1,864,575	(1,864,575)	–

Morgan Stanley	–	4,840,782	4,840,782	–	–	$–	4,840,782	(4,840,782)	–

Total over the counter	$–	$15,452,644	$15,452,644	$–	$(1,228,139)	$(1,228,139)

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian

4. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

5. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year or period ended December 31, 2021, Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund incurred $147,817, $100,000, $202,080 and $130,312 for these services, respectively.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

State Street Bank and Trust Company acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended December 31, 2021, were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
New World Opportunities Fund	$444,300,898	$439,481,931	$–	$–
Endeavour Equity Fund	296,968,370	261,868,889	–	–
Discover Equity Fund	491,718,673	431,398,857	–	–
International Equity Fund	98,821,451	95,648,646	–	–

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate adjusted for performance and based on the average net assets of each Fund:

The Aperture New World Opportunities Fund management fee is 1.225% of the Fund’s average daily net assets adjusted upward or downward by a performance adjustment (the “Performance Adjustment”) that depends on whether, and to what extent, the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index (the “EM Index”) plus 2.75% (275 basis points) (the “Index Hurdle”) over the period which performance is measured (“Performance Period”).

The Aperture Endeavour Equity Fund management fee is 1.82% of the Fund’s average daily net assets adjusted upward or downward by a performance adjustment that depends on whether, and to what extent, the performance of the Institutional Class exceeds, or is exceeded by, the performance of the MSCI ACWI hedged to USD Net Total Return Index plus 5.00% (500 basis points) over the Performance Period.

The Aperture Discover Equity Fund management fee is 2.175% of assets up to and including $300 million, 2.115% of assets over $300 million and up to and including $400 million, and 2.065% of assets over $400 million of the Fund’s average daily net assets adjusted upward or downward by a performance adjustment that depends on whether, and to what extent, the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Russell 2000 Total Return Index plus 6.25% (625 basis points) over the Performance Period.

The Aperture International Equity Fund management fee is 1.90% of assets up to and including $350 million, 1.85% of assets over $350 million and up to and including $400 million, and 1.80% of assets over $400 million of the Fund’s average daily net assets adjusted upward or downward by a performance adjustment that depends on whether, and to what extent, the performance of the Institutional Class exceeds, or is exceeded by, the performance of the MSCI ACWI ex-US Index plus 5.00% (500 basis points) over the Performance Period.

*Effective January 1, 2022, the Fund’s management fee will be adjusted upward or downward by a performance adjustment that depends on whether, and to what extent, the performance of the Institutional Class exceeds or is exceeded by the performance of the MSCI ACWI ex-USA (Net) USD Index plus 5.00% (500 basis points) over the Performance Period.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

The Performance Adjustment for the Funds is calculated and accrued daily, according to a schedule that adds or subtracts 0.003% (0.30 basis points) of the Fund’s average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the Institutional Class exceeds or lags the performance of the Index Hurdle for the period from the beginning of the Performance Period through the prior business day.

The maximum Performance Adjustment (positive or negative) of Aperture New World Opportunities Fund will not exceed an annualized rate of +/- 0.825% (82.5 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.75% percentage points (275 basis points) for the Performance Period.

The maximum Performance Adjustment (positive or negative) of Aperture Endeavour Equity Fund will not exceed an annualized rate of +/- 1.50% 150 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Index Hurdle by 5.00% percentage points (500 basis points) for the Performance Period.

The maximum Performance Adjustment (positive or negative) of Aperture Discover Equity Fund will not exceed an annualized rate of +/- 1.875% (187.5 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Index Hurdle by 6.25% percentage points (625 basis points) for the Performance Period.

The maximum Performance Adjustment (positive or negative) of Aperture International Equity Fund will not exceed an annualized rate of +/- 1.50% (150.0 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Index Hurdle by 5.00% percentage points (500 basis points) for the Performance Period.

On a monthly basis, Aperture New World Opportunities Fund will pay the Adviser the minimum fee rate of 0.40% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

performance is measured was initially from the March 18, 2019 (commencement of operations) to December 31, 2019 and thereafter is each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the Performance Period for the year ended December 31, 2021, the Fund accrued advisory fees of $1,537,433, at an annual effective rate (excluding the impact from any expense waivers in effect) of 0.42% of the Fund’s average net assets, which reflected a (0.81)% Performance Adjustment of $(2,989,530).

On a monthly basis, Aperture Endeavour Equity Fund will pay the Adviser the minimum fee rate of 0.32% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the Performance Period for the year ended December 31, 2021, the Fund accrued advisory fees of $388,600, at an annual effective rate (excluding the impact from any expense waivers in effect) of 0.32% of the Fund’s average net assets, which reflected a (1.50)% Performance Adjustment of $(1,803,145).

On a monthly basis, Aperture Discover Equity Fund will pay the Adviser the minimum fee rate of 0.30% of the first $300 million, 0.24% for assets between $300 million and $400 million; and 0.19% over $400 million on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

been accrued based on the Fund’s average daily net assets for the Performance Period. For the Performance Period for the year ended December 31, 2021, the Fund accrued advisory fees of $20,404,743, at an annual effective rate (excluding the impact from any expense waivers in effect) of 4.04% of the Fund’s average net assets, which reflected a 1.86% Performance Adjustment of $9,416,374.

On a monthly basis, the Aperture International Equity Fund will pay the Adviser the minimum fee rate of 0.40% of the first $350 million, 0.35% for assets between $350 million and $400 million; and 0.30% over $400 million on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the Performance Period for the period ended December 31, 2021, the Fund accrued advisory fees of $3,153,771 at an annual effective rate (excluding the impact from any expense waivers in effect) of 0.97% of the Fund’s average net assets, which reflected a (0.93)% Performance Adjustment of $(3,036,307). For the period ended December 31, 2021, the Adviser voluntarily waived $1,850,384 in fees to the Aperture International Equity Fund.

In addition, the Adviser, until April 30, 2021, had contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep the Funds’ total annual Fund operating expenses (excluding the management fee, any class-specific expenses such as distribution and service (Rule 12b-1) fees and shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Funds, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses not incurred in the ordinary course of the Funds’ business (collectively, “excluded expenses”)) from exceeding 0.10% of Aperture New World Opportunities Fund’s average daily net assets, and 0.12% of Aperture Endeavour Equity Fund and Aperture Discover Equity Fund’s average daily net assets (the “contractual expense limit”). This agreement was terminated effective as of the close of business on April 30, 2021. The Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of December 31, 2021, the Funds had fees which were previously waived and/or reimbursed to the Funds by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Funds, as follows:

	Expiring Years
	2022	2023	2024	Total
New World Opportunities Fund	$303,539	229,109	$48,865	$581,513
Endeavour Equity Fund	80,982	253,612	61,586	396,180
Discover Equity Fund	8,748	142,189	N/A	150,937
International Equity Fund	N/A	N/A	N/A	N/A

For the year ended December 31, 2021, the Adviser recaptured previously waived fees of $69,010 for the Aperture Discover Equity Fund.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The following differences, primarily attributable to nondeductible excise tax and prior year’s excess distributions have been reclassified to/from the following accounts during the fiscal year ended December 31, 2021:

	Distributable Earnings	Paid-in Capital
New World Opportunities Fund	$16,153	$(16,153)

Endeavour Equity Fund	6,164	(6,164)

International Equity Fund	2	(2)

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The tax character of dividends and distributions declared during the last fiscal year were as follows;

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
New World Opportunities Fund

2021	$17,054,977	$380,041	$456,616	$17,891,634

2020	10,701,673	—	—	10,701,673

Endeavour Equity Fund

2021	10,848,190	5,368,374	—	16,216,564

2020	873,313	350,765	—	1,224,078

Discover Equity Fund

2021	44,816,050	76,637,509	—	121,453,559

2020	7,808,957	1,542	—	7,810,499

International Equity Fund

2021	32,906,528	14,607,316	103,825	47,617,669

As of December 31, 2021, the components of Accumulated Losses on a tax basis were as follows:

	New World Opportunities Fund	Endeavour Equity Fund	Discover Equity Fund	International Equity Fund
Undistributed Ordinary Income	$—	$888,938	$—	$—
Undistributed Long-Term Capital Gains	—	218,012	20,346,281	—
Post October Losses	(1,983,434)	—	—	—
Unrealized Appreciation (Depreciation)	(12,649,484)	7,210,452	101,353,155	11,501,086
Other Temporary Differences	(217)	(177)	(2)	1

Total Distributable Earnings (Loss)	$(14,633,135)	$8,317,225	$121,699,434	$11,501,087

For Federal income tax purposes, capital loss carryforwards may be carried forward indefinitely and applied against all future capital gains. For the year ended December 31, 2021, the Funds have no losses to carry forward and utilized the following capital forward to offset capital gains:

	Short-Term Loss	Long-Term Loss	Total
New World Opportunities Fund	$—	$317,303	$317,303

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

appreciation difference is attributable primarily to wash sales, perpetual bond adjustments, currency forward M2Ms, swap M2Ms and PFICs.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at December 31, 2021, are as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

New World Opportunities Fund	$348,566,916	$4,723,992	$(17,373,476)	$(12,649,484)

Endeavour Equity Fund	146,472,281	13,221,067	(6,010,615)	7,210,452

Discover Equity Fund	445,557,047	122,616,724	(21,263,569)	101,353,155

International Equity Fund	259,661,483	17,754,230	(6,253,144)	11,501,086

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. The Funds shares are not a bank deposit and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Active Management Risk (All Funds) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by the Funds fail to produce the intended results, the Funds could underperform in comparison to other funds with similar objectives and investment strategies

Below Investment Grade Fixed Income Securities (Junk Bond) Risk (New World Opportunities Fund) – Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

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Convertible and Preferred Securities Risk (International Equity Fund) – Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk (New World Opportunities Fund) – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk (All Funds) – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk (All Funds) – As a result of the Funds’ investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk (New World Opportunities Fund, Endeavour Equity Fund and International Equity Risk) – Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk (All Funds) – The Funds’ use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described elsewhere in this section. Many over-the-counter (“OTC”) derivative instruments

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Funds’ use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Funds to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk (New World Opportunities Fund) – The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Emerging Markets/Foreign Investment Risk (New World Opportunities Fund, Endeavour Equity Fund and International Equity Fund) – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. The Funds’ exposure to these risks is heightened as a result of the Funds investing primarily in emerging market countries.

Environmental, Social and Governance Risk (Endeavour Equity Fund, Discover Equity Fund and International Equity Fund) – The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

Equity Market Risk (All Funds) – The risk that stock prices will fall over short or extended periods of time.

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Extension Risk (New World Opportunities Fund) – The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk (New World Opportunities Fund) – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/ or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment Risk (All Funds) – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Foreign Sovereign Debt Securities Risk (New World Opportunities Fund) – The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Geographic Focus Risk (International Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

Interest Rate Risk (New World Opportunities Fund) – The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Interest rate risk may be heightened for investments in emerging market countries.

Investment Company Risk (New World Opportunities Fund and Discover Equity Fund) – When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their net asset value (“NAV”). As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

IPO Risk (Discover Equity Fund) – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Large Capitalization Risk (International Equity Fund) – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

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Large Purchase and Redemption Risk (All Funds) – Large purchases or redemptions of the Funds’ shares may force the Funds to purchase or sell securities at times when it would not otherwise do so, and may cause the Funds’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Funds’ performance and have adverse tax consequences for Fund shareholders.

Leverage Risk (All Funds) – The Funds’ use of derivatives may result in the Funds’ total investment exposure substantially exceeding the value of their portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk (All Funds) – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (All Funds) – The risk that certain securities may be difficult or impossible to sell at the time and price that the Funds would like. The Funds may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Liquidity risk may be heightened in the emerging market countries in which the Funds invest, as a result of their markets being less developed.

Long-Term Investment Strategy Risk (Discover Equity Fund and International Equity Fund) – Under normal circumstances, the Funds intend to hold securities

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

for long periods (typically over two years). This investment style may cause the Funds to lose money or underperform compared to the Indices or other mutual funds over the short or medium terms. The Funds also may underperform in the long term even though it intends to hold securities for long periods. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short- and medium-term fluctuations in the value of the Funds’ portfolios.

Market Risk (All Funds) – The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. In addition, extraordinary events outside the control of the Funds, including acts of God (e.g., fire, flood, earthquake, storm, hurricane or other natural disaster), acts of war (e.g., war, invasion, acts of foreign enemies, hostilities, insurrection, or terrorist activities, whether war is declared or not) and global health events, such as epidemics, pandemics and disease, and their related social and economic impacts, may cause significant adverse market conditions and result in losses in value to the Funds’ investments. Such events may initially negatively affect a particular industry, sector, country or region and may spread quickly or unpredictably to negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Adverse market conditions may be prolonged and may adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Fund.

Money Market Instruments Risk (International Equity Fund) – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for a Fund to lose money by investing in these and other types of money market funds.

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New Fund Risk (All Funds) – Because the Funds are new, investors in the Funds bear the risk that the Funds may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Funds being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversified Risk (Endeavour Equity Fund, Discover Equity Fund and International Equity Fund) – The Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to their investments in those securities.

Participation Notes Risk (International Equity Fund) – The return on a P-Note is linked to the performance of the issuers of the underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-Notes are subject to counterparty risk since the notes constitute

Prepayment Risk (New World Opportunities Fund) – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk (International Equity Fund) – Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Reverse Repurchase Agreements Risk (New World Opportunities Fund) – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon time and price. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.

Rights and Warrants Risk (International Equity Fund) – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Short Sales Risk (Endeavour Equity Fund, Discover Equity Fund and International Equity Fund) – A short sale involves the sale of a security that the Funds do not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Funds to the risk that they will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Funds. Investment in short sales may also cause the Funds to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Funds’ share price. The Funds may also take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument and a potentially unlimited loss.

Small and Medium Capitalization Risk (All Funds) – The risk that small and medium capitalization companies in which the Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC or listed on an exchange.

U.S. Government Securities Risk (New World Opportunities Fund) – Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

10. Other:

At December 31, 2021, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
New World Opportunities Fund, Institutional Shares	6	88%

New World Opportunities Fund, Class X Shares	2	100%

Endeavour Equity Fund, Institutional Shares	4	85%

Endeavour Equity Fund, Class X Shares	2	99%

Discover Equity Fund, Institutional Shares	5	85%

Discover Equity Fund, Class X Shares	2	95%

International Equity Fund, Institutional Shares	5	99%

International Equity Fund, Class X Shares	1	100%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2021.

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Fund’s custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Fund’s custodian effective as of the Closing Date.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and the Shareholders of Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund, each a series of shares of beneficial interest in The Advisors’ Inner Circle Fund III (the “Funds”), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Changes In Net Assets and Financial Highlights Presented

Aperture New World Opportunities Fund

For Institutional Shares: the changes in net assets for each of the years in the two-year period ended December 31, 2021 and the financial highlights for each of the years in the two-year period then ended and for the period from March 18, 2019 (commencement of operations) through December 31, 2019.

For Class X Shares: the changes in net assets for each of the years in the two-year period ended December 31, 2021 and the financial highlights for each of the years in the two-year period then ended and for the period from September 13, 2019 (commencement of operations) through December 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

Fund	Changes In Net Assets and Financial Highlights Presented

Aperture Endeavour Equity Fund

The changes in net assets for each of the years in the two-year period ended December 31, 2021 and the financial highlights for each of the years in the two-year period then ended and for the period from September 30, 2019 (commencement of operations) through December 31, 2019.

Aperture Discover Equity Fund

The changes in net assets for each of the years in the two-year period ended December 31, 2021 and the financial highlights for each of the years in the two-year period then ended and for the period from December 30, 2019 (commencement of operations) through December 31, 2019.

Aperture International Equity Fund	The changes in net assets and financial highlights for the year ended December 31, 2021 and for the period from October 1, 2020 (commencement of operations) through December 31, 2020.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

of December 31, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Advisors’ Inner Circle Fund III since 2019.

Philadelphia, Pennsylvania

March 1, 2022

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2021 to December 31, 2021.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.” Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited) - Concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Aperture New World Opportunities Fund — Institutional Shares
Actual Fund Return	$ 1,000.00	$ 958.90	0.54%	$ 2.67
Hypothetical 5% Return	$ 1,000.00	$ 1,022.48	0.54%	$ 2.75
Aperture New World Opportunities Fund — Class X Shares
Actual Fund Return	$ 1,000.00	$ 958.20	0.65%	$ 3.21
Hypothetical 5% Return	$ 1,000.00	$ 1,021.93	0.65%	$ 3.31
Aperture Endeavour Equity Fund — Institutional Shares
Actual Fund Return	$ 1,000.00	$ 1,034.70	0.60%	$ 3.08
Hypothetical 5% Return	$ 1,000.00	$ 1,022.18	0.60%	$ 3.06
Aperture Endeavour Equity Fund — Class X Shares
Actual Fund Return	$ 1,000.00	$ 1,034.90	0.70%	$ 3.59
Hypothetical 5% Return	$ 1,000.00	$ 1,021.68	0.70%	$ 3.57
Aperture Discover Equity Fund — Institutional Shares
Actual Fund Return	$ 1,000.00	$ 1,024.20	5.16%	$ 26.33
Hypothetical 5% Return	$ 1,000.00	$ 999.19	5.16%	$ 26.00
Aperture Discover Equity Fund — Class X Shares
Actual Fund Return	$ 1,000.00	$ 1,023.70	5.24%	$ 26.73
Hypothetical 5% Return	$ 1,000.00	$ 998.79	5.24%	$ 26.40
Aperture International Equity Fund — Institutional Shares
Actual Fund Return	$ 1,000.00	$ 989.80	0.26%	$ 1.30
Hypothetical 5% Return	$ 1,000.00	$ 1,023.90	0.26%	$ 1.33
Aperture International Equity Fund — Class X Shares
Actual Fund Return	$ 1,000.00	$ 989.40	0.32%	$ 1.60
Hypothetical 5% Return	$ 1,000.00	$ 1,023.59	0.32%	$ 1.63

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES3 4
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 55 funds in The Advisors’ Inner Circle Fund III.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Mr. Doran is a Trustee who may be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-514-7557. The following chart lists Trustees and Officers as of December 31, 2021.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments— Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)	Attorney, SEI Investments, since 2017.
Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 55 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director Nominee for Lucid Group, Inc.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of The KP Funds to 2021.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 55 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years

OFFICERS (continued)[2]

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2014)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 55 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Aperture New World Opportunities Fund

Aperture Endeavour Equity Fund

Aperture Discover Equity Fund

Aperture International Equity Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on December 17, 2021 to decide whether to renew the Agreement for an additional one-year term (the “December Meeting”). The December Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the December Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the December Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the December Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the December Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the December Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the Aperture New World Opportunities Fund and Aperture Endeavour Equity Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

NOTICE TO SHAREHOLDERS

For shareholders that do not have a December 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2021, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Income (1)	Qualifying for Dividends Income (2)	US Government Interest (3)	Interest Related Dividends (4)	Short- Term Capital	Foreign Tax Credits (6)	Qualified Business Income (7)
New World Opportunity Fund

2.62%	2.18%	95.20%	100.00%	0.17%	0.16%	0.04%	0.63%	100.00%	0.05%	0.00%

Endeavour Equity Fund

0.00%	33.10%	66.90%	100.00%	1.70%	3.13%	0.09%	0.15%	100.00%	0.00%	0.00%

Discover Equity Fund

0.00%	63.12%	36.88%	100.00%	1.07%	1.07%	0.02%	0.02%	100.00%	0.00%	0.00%

Aperture International Equity Fund

0.22%	30.74%	69.04%	100.00%	0.00%	10.63%	0.14%	0.12%	100.00%	0.00%	0.00%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended December 31, 2021. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2021.

7.	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

Certain Funds intend to pass through a foreign tax credit to shareholders. For the fiscal year ended December 31, 2021 the total amount of foreign source income and foreign tax credit are as follows:

	Foreign Tax Paid	Foreign Source Income
New World Opportunity Fund	$8,821	$14,437,922

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2021. Complete information will be computed and reported with your 2021 Form 1099-DIV.

Aperture New World Opportunities Fund

Aperture Endeavour Equity Fund

Aperture Discover Equity Fund

Aperture International Equity Fund

Fund P.O. Box 219009

Kansas City, MO 64121-9009

1-888-514-7557

Investment Adviser:

Aperture Investors, LLC

250 West 55th Street, 30th Floor

New York, NY 10019

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

API-AR-001-0300

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2021			FYE December 31, 2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$704,515	None	$11,990	$581,815	None	$607,218
(b)	Audit-Related Fees	$4,000	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$90,000	None	None	$505,050
(d)	All Other Fees	None	None	$1,473	None	None	$15,941

Fees billed by BBD LLP (“BBD”) relate to the Trust.

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2021			FYE December 31, 2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$87,000	None	None	$81,625	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2021			FYE December 31, 2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$51,220	None	None	N/A	N/A	N/A
(b)	Audit-Related Fees	None	None	None	N/A	N/A	N/A
(c)	Tax Fees	None	None	None	N/A	N/A	N/A
(d)	All Other Fees	None	None	None	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2021	FYE December 31, 2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (BBD):

	FYE December 31, 2021	FYE December 31, 2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2021	FYE December 31, 2020
Audit-Related Fees	None	N/A
Tax Fees	None	N/A
All Other Fees	None	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $91,473 and $520,991 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by EY for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie President

Date: March 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie President

Date: March 11, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: March 11, 2022